UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Enviva Partners, LP

(Name of Registrant as Specified in its Charter)
N/A

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CORPORATE CONVERSION PROPOSED — YOUR VOTE IS VERY IMPORTANT

Dear Unitholders of Enviva Partners, LP:
The board of directors (the “GP Board”) of Enviva Partners GP, LLC (the “General Partner”), which is the general partner of Enviva Partners, LP (the “Partnership”), unanimously approved a Plan of Conversion (the “Plan of Conversion”) on            , 2021, that provides for and sets forth matters related to the conversion of the Partnership from a Delaware limited partnership to a Delaware corporation named “Enviva Inc.” (the “Corporation”). The Conversion is to be accomplished through the filing of a Certificate of Conversion (the “Certificate of Conversion”) and the Certificate of Incorporation of the Corporation (the “Charter”) with the Secretary of State of the State of Delaware. The transactions contemplated by the Plan of Conversion, including the filing of the Certificate of Conversion and the adoption of the Charter, are referred to collectively as the “Conversion.”
Pursuant to the Plan of Conversion, at the effective time of the Conversion, each outstanding common unit representing a limited partner interest in the Partnership (the “Units”) will be exchanged for one share of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”). Holders of Units (the “Unitholders”) will receive, in exchange for their Units, 100% of the Common Stock to be outstanding immediately following the Conversion. Upon consummation of the Conversion, the Corporation’s Common Stock is expected to be listed on the New York Stock Exchange under the symbol “EVA.”
After the consummation of the Conversion, the business currently conducted by the Partnership will continue to be conducted by the Corporation with substantially the same operating management, but without involvement by the General Partner or the GP Board.
If the proposal for Conversion is approved by Unitholders at the special meeting, it is expected that the Conversion will be consummated as of December 31, 2021.
The GP Board believes that the Conversion will facilitate the future success of the Partnership. Specifically, the GP Board believes that the Partnership is no longer best suited for the yield-based master limited partnership sector, and the Conversion will enable enhanced growth potential. The GP Board also believes that the transition to a C Corporation (a “C-Corp”) will benefit stockholders with enhanced protections and rights and better align the corporate structure with the Partnership’s environmental, social and governance objectives. In addition, the GP Board believes that the Conversion will increase the Partnership’s access to, and lower the cost of, capital through an expanded field of investors, as many investors are unwilling or unable to invest in pass-through entities. For further discussion of certain material factors considered with respect to the Conversion, see “The Plan of Conversion — Background of the Conversion” beginning on page 24 and “The Plan of Conversion — Recommendation of the GP Board and Reasons for the Conversion” beginning on page 24.
The Partnership is holding a special meeting of the Unitholders on            ,      (the “special meeting”). At the special meeting, Unitholders are being asked to approve the Plan of Conversion, which will constitute approval of the Conversion. Information about the special meeting and the Plan of Conversion is contained in the accompanying proxy statement. We encourage you to read the entire proxy statement, including the annexes, carefully. In particular, you should read the “Risk Factors” section beginning on page 12 for a description of various risks you should consider in evaluating the proposed Conversion.
The GP Board unanimously determined that the Conversion is advisable, fair to and in the best interests of the Partnership and the Unitholders and unanimously approved and adopted the Plan of

i

Conversion on            , 2021. The GP Board unanimously recommends that the Unitholders vote FOR the approval of the Plan of Conversion and FOR the adjournment of the special meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the proposal to approve the Plan of Conversion.
EVERY VOTE IS IMPORTANT.   Whether or not you plan to attend the special meeting, please take the time to vote by following the instructions on your proxy card as soon as possible. If your Units are held in “street name,” please instruct your broker or bank how to vote your Units.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON            ,           .
In accordance with rules promulgated by the U.S. Securities and Exchange Commission and in connection with the solicitation of proxies by the GP Board for the special meeting, we have made the Partnership’s proxy materials available to you free of charge on the Internet in addition to delivering paper versions of these materials to you by mail (including the attached Notice of Special Meeting of Unitholders, proxy statement and a form of proxy). Beginning on or about            ,           , these proxy materials are being mailed to the Unitholders and are available on the Internet at         .
Thank you, and we look forward to seeing you at the special meeting.
Sincerely,
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE CONVERSION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Bethesda, Maryland
     , 2021
Enviva Partners, LP
7272 Wisconsin Ave., Suite 1800
Bethesda, Maryland 20814
NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To the Unitholders of Enviva Partners, LP:
A special meeting (the “special meeting”) of the holders (the “Unitholders”) of common units (the “Units”) representing limited partner interests in Enviva Partners, LP (the “Partnership”) will be held on           ,           at           a.m., eastern time, via live webcast at the following address:                , for the following purposes:
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to consider and vote upon a proposal to approve a Plan of Conversion (the “Plan of Conversion”), a copy of which is attached as Annex A to the accompanying proxy statement, that provides for and sets forth matters related to the conversion of Partnership from a Delaware limited partnership to a Delaware corporation named “Enviva Inc.” (the “Corporation”), the filing of a Certificate of Conversion and the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the transactions contemplated by the Plan of Conversion, the “Conversion,” and such proposal, the “Plan of Conversion Proposal”); and

•
to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if presented, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Plan of Conversion Proposal (the “Adjournment Proposal” and, collectively with the Plan of Conversion Proposal, the “Proposals”).

Approval of the Plan of Conversion Proposal, which constitutes approval of the Conversion, requires the affirmative vote of the holders of a majority of the outstanding Units. Approval of the Adjournment Proposal, if presented, requires the approval of a majority of the outstanding Units represented either virtually or by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “against” the Plan of Conversion Proposal and the Adjournment Proposal. Broker non-votes (if any) will have no effect on the outcome of the Adjournment Proposal, but will have the same effect as a vote “against” the Plan of Conversion Proposal. The votes on each Proposal are separate and apart from the votes on the other Proposal. Accordingly, you may vote to approve one of the Proposals and vote not to approve other Proposal.
The directors and executive officers of the General Partner beneficially owned, in the aggregate, approximately    % of the outstanding units as of the record date. The Partnership believes that the directors and executive officers of the General Partner will vote in favor of each of the Proposals. Pursuant to that certain Support Agreement (as amended to date, the “Support Agreement”), dated as of October 14, 2021, entered into by and among the Partnership (with its successors and permitted assigns (including the Corporation from and after the Conversion)) and the parties listed on Schedule I thereto (the “Supporting Unitholders,” which includes certain of the directors and executive officers of the General Partner), the Supporting Unitholders have agreed to vote or cause to be voted all units beneficially owned by such Supporting Unitholders in favor of the Plan of Conversion Proposal. The Supporting Unitholders beneficially own    % of the outstanding units as of the record date.

We cannot complete the Conversion without the approval of the Unitholders. Accordingly, your vote is very important regardless of the number of Units you own.
The GP Board approved the Plan of Conversion and determined that the Conversion is fair and reasonable to, and in the best interests of, the Partnership and the Unitholders on           , 2021. The GP Board recommends that the Unitholders vote FOR the Plan of Conversion Proposal and FOR the Adjournment Proposal.
For more information regarding the recommendation of the GP Board, including the obligations of the GP Board in making such determination under the Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), see “The Plan of Conversion — Recommendation of the GP Board and Reasons for the Conversion.”
Only Unitholders of record at the close of business on           ,           are entitled to notice of and to vote at the special meeting. A list of Unitholders entitled to vote at the special meeting will be available for inspection at the Partnership’s office in Bethesda, Maryland for any purpose relevant to the special meeting during normal business hours for a period of 10 days before the special meeting, and at the special meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT YOUR PROXY IN ONE OF THE FOLLOWING WAYS:
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If you hold your Units in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee when voting your Units.

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If you hold your Units in your own name, you may submit your proxy by:

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using the toll-free telephone number shown on the proxy card;

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using the Internet website shown on the proxy card; or

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marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope (it requires no postage if mailed in the United States).

The enclosed proxy statement provides a detailed description of the Plan of Conversion, the Conversion and the other matters being presented at the special meeting. You are urged to read the proxy statement and the annexes carefully and in their entirety. If you have any questions concerning the Plan of Conversion, the Conversion, any other matters being presented at the special meeting or the accompanying proxy statement, would like additional copies or need help voting your Units, please contact D.F. King & Co., Inc. (“DF King”), the Partnership’s proxy solicitor:
DF King Unitholders, Banks and Brokers
Call Toll-Free: 1 (800) 431-9629
Email: enviva@dfking.com
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON ,
The Notice of Special Meeting of Unitholders and the Proxy Statement are available at
By order of the Board of Directors of
Enviva Partners GP, LLC

PROXY STATEMENT

FREQUENTLY USED TERMS
In this proxy statement, unless otherwise indicated or the context otherwise requires, references to “Enviva,” “we,” “us” or “our” refer to, prior to the consummation of the Conversion, Enviva Partners, LP, and as of and following the consummation of the Conversion, Enviva Inc.
In addition, unless otherwise indicated, or unless the context otherwise requires, a reference in this proxy statement to:
“Adjournment Proposal” means a proposal to adjourn the special meeting to a later date or dates, if presented, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Plan of Conversion Proposal.
“Bylaws” means the Bylaws of the Corporation, the form of which is attached to this proxy statement as Annex B, which will be adopted by the New Board in connection with the Conversion.
“Certificate of Conversion” means a Certificate of Conversion that will be filed with the Secretary of State of the State of Delaware in connection with the Conversion, as contemplated by the Plan of Conversion.
“Charter” means the Certificate of Incorporation of the Corporation, the form of which is attached to the Plan of Conversion, which will be filed with the Secretary of State of the State of Delaware in connection with the Conversion, as contemplated by the Plan of Conversion.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Stock” means common stock, par value $0.001 per share, of the Corporation.
“Conversion” means, collectively, the transactions contemplated by the Plan of Conversion pursuant to which the Partnership will be converted from a Delaware limited partnership to a Delaware corporation, including the filing of the Certificate of Conversion and the adoption of the Charter.
“Corporation” means Enviva Inc., a Delaware corporation.
“Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act.
“DGCL” means the Delaware General Corporation Law.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“General Partner” means Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership.
“DF King” means D.F. King & Co., Inc., the Partnership’s proxy solicitor.
“GP Board” means the board of directors of the General Partner.
“IDRs” means incentive distribution rights.
“New Board” means the board of directors of the Corporation to be empaneled in connection with the consummation of the Conversion. See “Plan of Conversion — Board and Management Positions.”
“NYSE” means the New York Stock Exchange.
“Partnership” means Enviva Partners, LP, a Delaware limited partnership.
“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 14, 2021.
“Plan of Conversion” means the Plan of Conversion that provides for and sets forth matters related to the Conversion, a form of which is attached as Annex A to this proxy statement.
“Plan of Conversion Proposal” means the proposal to approve the Plan of Conversion that will be presented to the Unitholders at the special meeting, which, if approved, will constitute approval of the Conversion.

“Proposals” means, collectively, the Plan of Conversion Proposal and the Adjournment Proposal.
“record date” means           ,           , the date upon which the Unitholders of record that will be entitled to notice of, and to vote at, the special meeting will be determined.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“special meeting” means the special meeting of Unitholders that is the subject of this proxy statement.
“Stockholders” means the holders of the Common Stock to be issued in connection with the Conversion.
“Unitholders” means the holders of Units.
“Units” means the common units representing limited partner interests in the Partnership.

QUESTIONS AND ANSWERS ABOUT THE PLAN OF CONVERSION
AND THE SPECIAL MEETING
The following are brief answers to some questions that you may have regarding the Plan of Conversion, the Conversion, and other matters being considered at the special meeting. You should read and consider carefully the remainder of this proxy statement, including the Risk Factors beginning on page 12 and the attached annexes, because the information in this section does not provide all of the information that might be important to you.
Q:
Why am I receiving this proxy statement?

A:
This proxy statement is being used by the Partnership to solicit proxies to be used at the special meeting at which the Unitholders are being asked to consider and vote upon, among other things, a proposal to approve the Plan of Conversion that provides for and sets forth matters related to the conversion of the Partnership from a Delaware limited partnership to a Delaware corporation. You are receiving this proxy statement because the Conversion cannot be completed without approval by the Unitholders.

Q:
When and where will the special meeting be held?

A:
The special meeting will be held on           ,           at           a.m., eastern time, via live webcast at the following address:           . Unitholders as of the close of business on           ,           (the “record date”) may attend, vote and submit questions virtually at the special meeting by logging in at           . To log in, Unitholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a Unitholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Q:
What am I being asked to vote on?

A:
The Unitholders are being asked to consider and vote on and approve the Plan of Conversion that provides for and sets forth matters related to the conversion of the Partnership from a Delaware limited partnership to a Delaware corporation, to be accomplished through the filing of the Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Plan of Conversion Proposal”). Approval of the Plan of Conversion Proposal will constitute approval of the Conversion.

Unitholders are also being asked to consider and vote and approve the Adjournment Proposal, to adjourn the special meeting to a later date to solicit additional proxies in the event there are insufficient votes to approve the Plan of Conversion Proposal.
Q:
How do I vote?

A:
If you are a Unitholder of record as of the close of business on the record date, you may submit your proxy before the special meeting in one of the following ways:

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Telephone-use the toll-free number shown on your proxy card;

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Internet-visit the website shown on your proxy card to vote via the internet; or

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Mail-complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

If you are a Unitholder of record, you may also cast your vote virtually at the special meeting by following the instructions at           . If you decide to attend the special meeting virtually and vote at the meeting, your vote will revoke any proxy previously submitted.
If your Units are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your Units. If your Units are held in “street name” and you intend to vote at the special meeting, you may cast your vote virtually at the special meeting by following the instructions at           . Your vote at the special meeting will revoke any proxy previously submitted on your behalf by your broker, bank or other nominee.

The meeting will begin promptly at           a.m., eastern time, on           ,           . The Partnership encourages its Unitholders to access the meeting prior to the start time leaving ample time for check-in. Please follow the instructions as outlined in this proxy statement.
Q:
Who may attend the special meeting?

A:
The special meeting will be held solely via live webcast, and you will not be able to attend the special meeting in person. Unitholders (or their authorized representatives) may participate in the virtual special meeting by using the 16-digit control number included on their proxy card. Unitholders will be able to log in beginning at           a.m., eastern time, on           ,           . If you are not a Unitholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Q:
What is the Conversion?

A.
The Conversion is the transaction that will occur if the necessary approval of the Unitholders is obtained for the Plan of Conversion proposal. The Partnership will file the Certificate of Conversion and the Charter with the Secretary of State of the State of Delaware resulting in the conversion of the Partnership from a Delaware limited partnership to a Delaware corporation.

Q:
Why is the Partnership proposing the Conversion?

A:
The Partnership believes that the Conversion will benefit the Unitholders. See “The Plan of Conversion — Recommendation of the GP Board and Reasons for the Conversion.”

Q:
What will Unitholders receive in the Conversion?

A:
If the Plan of Conversion Proposal is approved and the Conversion is implemented, each outstanding Unit will be exchanged for one share of Common Stock and, immediately following the Conversion, the former Unitholders will own 100% of the outstanding stock of the Corporation.

Q:
Where will my shares of Common Stock trade after the Conversion?

A:
The Common Stock is expected to be listed on the NYSE under the symbol “EVA.” The Units will no longer be publicly traded after the consummation of the Conversion.

Q:
Who is entitled to vote at the special meeting?

A:
The record date for the special meeting is           ,           . Only Unitholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting.

Q:
What constitutes a quorum at the special meeting?

A:
If more than 50% of the outstanding Units on the record date are present virtually or by proxy at the special meeting, such Units will constitute a quorum and will permit the Partnership to conduct the proposed business at the special meeting. Your Units will be counted as present at the special meeting if you:

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are present and vote virtually at the meeting; or

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have submitted a properly executed proxy.

Proxies received but marked as abstentions will be counted as Units that are present and entitled to vote for purposes of determining the presence of a quorum. If an executed proxy is returned by a broker or other nominee holding Units in “street name” indicating that the broker or other nominee does not have discretionary authority as to certain Units to vote on the proposals, such Units will be considered present at the meeting for purposes of determining the presence of a quorum but will not be considered entitled to vote.
Q:
What is the vote required to approve each proposal?

A:
Approval of the Plan of Conversion Proposal requires the affirmative vote of the holders of a majority of the outstanding Units and, if approved, will constitute approval of the Conversion.

Approval of the Adjournment Proposal, if presented, requires the approval of a majority of the outstanding Units represented either virtually or by proxy at the special meeting and entitled to vote thereon.
Abstentions will have the same effect as a vote “against” the Plan of Conversion Proposal and the Adjournment Proposal. Broker non-votes (if any) will have no effect on the outcome of the Adjournment Proposal, but will have the same effect as a vote “against” the Plan of Conversion Proposal.
The votes on each Proposal are separate and apart from the votes on the other Proposal. Accordingly, you may vote to approve one of the Proposals and vote not to approve the other Proposal.
All of the directors and executive officers of the General Partner beneficially owned, in the aggregate, approximately    % of the outstanding Units as of the record date. The Partnership believes that the directors and executive officers of the General Partner will vote in favor of each of the Proposals.
Pursuant to the Support Agreement, the Supporting Unitholders have agreed to vote or cause to be voted all units beneficially owned by such Supporting Unitholders in favor of the Plan of Conversion Proposal. The Supporting Unitholders beneficially owned, in the aggregate, approximately    % of the outstanding units as of the record date.
Q:
How do I vote my Units if I hold them in my own name?

A:
After you have read this proxy statement carefully, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope, or by submitting your proxy by telephone or the Internet as soon as possible in accordance with the instructions provided under “The Special Meeting — Voting Procedure.”

Q:
If my Units are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote them for me?

A:
As a general rule, absent specific instructions from you, your bank, broker or other nominee is not allowed to vote your Units on any proposal on which your bank, broker or other nominee does not have discretionary authority. The only proposals for consideration at the special meeting are the Plan of Conversion Proposal and the Adjournment Proposal, which are non-discretionary matters for which banks, brokers or other nominees do not have discretionary authority to vote. To instruct your bank, broker or other nominee how to vote, you should follow the directions that your bank, broker or other nominee provides to you.

Please note that you may not vote your Units held in “street name” by returning a proxy card directly to the Partnership or by voting virtually at the special meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you do not instruct your bank, broker or other nominee on how to vote your Units, your bank, broker or other nominee cannot vote your Units. You should therefore provide your bank, broker or other nominee with instructions as to how to vote your Units.
Q:
When do you expect the Conversion to be consummated?

A:
The approval of the Plan of Conversion by the Unitholders must occur before the Partnership can complete the Conversion. Assuming the Plan of Conversion is approved by the Unitholders, we expect to consummate the Conversion as of December 31, 2021.

Q:
What if the proposed Conversion is not consummated?

A:
If the Conversion is not consummated, the Partnership will remain a publicly traded limited partnership. In addition, the failure to consummate the Conversion may adversely impact the Partnership’s business going forward. See “Risk Factors.” Whether or not the Conversion is consummated, the costs and expenses incurred in connection with the Conversion and the solicitation of proxies for use at the special meeting will be paid in full by the Partnership.

Q:
How does the GP Board recommend that the Unitholders vote?

A:
The GP Board recommends that Unitholders vote FOR the Plan of Conversion Proposal and FOR the Adjournment Proposal.

The GP Board determined that the Conversion is fair and reasonable to, and in the best interests of, the Partnership and the Unitholders, approved the Plan of Conversion, resolved to submit the Plan of Conversion to a vote of the Unitholders and recommend approval of the Plan of Conversion by the Unitholders on           , 2021. For more information regarding the recommendation of the GP Board, including the obligations of the GP Board in making such determination under the Partnership Agreement, see “The Plan of Conversion — Recommendation of the GP Board and Reasons for the Conversion.”
Q:
What are the expected U.S. federal income tax consequences to the Partnership as a result of the Conversion?

A:
For U.S. federal income tax purposes, the Conversion is treated as if (i) first, the Partnership transfers all of its assets and liabilities to the Corporation, which is treated as a corporation for U.S. federal income tax purposes, and receives in exchange for such transfer all of the Common Stock of the Corporation, and (ii) second, the Partnership then distributes to the Unitholders in complete liquidation of the Partnership. Generally, no gain or loss is expected to be recognized by the Partnership in connection with these deemed contributions and distributions resulting from the Conversion except to the extent the Partnership’s liabilities assumed by the Corporation in the deemed transfer exceed the Partnership’s tax basis in the assets transferred to the Corporation. If the liabilities assumed exceed the tax basis of the Partnership’s assets deemed transferred, the Partnership would recognize gain in the amount of such excess, which gain would be allocated to the Unitholders in accordance with their percentage interests in the Partnership. Based on analysis performed, the GP Board believes that the Partnership will not recognize a material amount of gain, if any, as a result of the Conversion. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion to the Partnership.

Q:
What are the expected U.S. federal income tax consequences to a Unitholder as a result of the Conversion?

A:
For U.S. holders (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) the receipt of Common Stock in exchange for Units pursuant to the Conversion is intended to constitute a liquidating partnership distribution under Section 731 of the Code for U.S. federal income tax purposes. In general, U.S. holders are not expected to recognize gain as a result of the liquidating partnership distribution except (i) to the extent the Unitholders are allocated a portion of any gain recognized by the Partnership if the aggregate amount of the Partnership’s liabilities exceeds the aggregate amount of the Partnership’s adjusted tax basis in its assets and (ii) to the extent that the Partnership’s liabilities allocated to a Unitholder for U.S. federal income tax purposes exceed such Unitholder’s tax basis in its Units. Based on analysis performed, the GP Board believes that (i) the Partnership will not recognize a material amount of gain, if any, as a result of the Conversion, and (ii) most of the public Unitholders will not recognize taxable income as a result of being relieved of Partnership liabilities. In particular, it is expected that all Unitholders who purchased their Units at a price greater than or equal to $22 in 2015 or 2016, and all Unitholders who purchased their Units in 2017 or later, will not recognize taxable income with respect to such Units as a result of being relieved of Partnership liabilities in excess of their tax bases in such Units. Unitholders who purchased Units at a price below $22 in 2015 or 2016 may be relieved of Partnership liabilities in excess of their respective bases, and such Unitholders are urged to consult their own tax advisors with respect to their specific circumstances. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion to the Unitholders.

Q:
What are the expected U.S. federal income tax consequences for a Unitholder of the ownership of Common Stock after the Conversion is completed?

A:
The Corporation will be classified as a corporation for U.S. federal income tax purposes and will be subject to U.S. federal income tax on its taxable income. As such, other than as described below with respect to tax reporting for the Partnership’s tax year ending on the date of the Conversion, Schedule K-1 tax reporting will no longer be required. Following the completion of the Conversion, future distributions of cash by the Corporation to a Stockholder who is a U.S. holder (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) generally will be included in such U.S. holder’s income as ordinary dividend income to the extent of the Corporation’s current or accumulated “earnings and profits” as determined under U.S. federal income tax principles and will be reported to such holder on a Form 1099-DIV. A portion of cash distributed to a U.S. holder by the Corporation after the Conversion may exceed the Corporation’s current or accumulated earnings and profits. Distributions of cash in excess of the Corporation’s current or accumulated earnings and profits will be treated as a non-taxable return of capital reducing a U.S. holder’s adjusted tax basis in its Common Stock and, to the extent the distribution exceeds such U.S. holder’s adjusted tax basis, as capital gain from the sale or exchange of such Common Stock. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of owning and disposing of Common Stock received in connection with the Conversion.
Q:
Will Unitholders continue to receive Schedule K-1s after the Conversion is completed?

A:
The Partnership will provide Schedule K-1s to the Unitholders to report their tax information with respect to their ownership of the Units for periods prior to the Conversion, including the Partnership’s short tax year ending on the date of the Conversion. The Partnership expects to deliver the Schedule K-1s for the short tax year by the end of March of the following year. As described above, distributions of cash following the Conversion by the Corporation to Stockholders who are U.S. holders will be reported to such holders on a Form 1099-DIV.

Q:
Are Unitholders entitled to appraisal rights or dissenters’ rights?

A:
No. The Unitholders are not entitled to appraisal rights or dissenters’ rights in connection with the Conversion under applicable law.

Q:
What if I do not vote or abstain?

A:
For purposes of the special meeting, an abstention occurs when a stockholder attends the special meeting virtually and does not vote or returns a proxy with an “abstain” instruction. If you do not vote or if a broker non-vote is made, it will be deemed to not be a vote cast with respect to any of the Proposals and will have no effect on the Adjournment Proposal, but it will have the same effect as a vote “against” the Plan of Conversion Proposal. If you vote “abstain” on your proxy card, it will be deemed to not be a vote cast with respect to the Proposals and will have the same effect as a vote “against” the Plan of Conversion Proposal and the Adjournment Proposal.

If you sign and return your proxy card but do not indicate how you want to vote, your proxy will be counted as a vote FOR the Plan of Conversion Proposal and FOR the Adjournment Proposal.
Q:
What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:
If you sign and return your proxy card but do not indicate how you want to vote, your proxy will be counted as a vote FOR the Conversion Proposal and FOR the Adjournment Proposal.

Q:
If I am planning to virtually attend the special meeting, should I still vote by proxy?

A:
Yes. Whether or not you plan to virtually attend the special meeting, you should vote by proxy. Your Units will not be voted if you do not vote by proxy or do not vote virtually at the special meeting, as applicable.

Q:
Can I change my vote after I have submitted my proxy?

A:
Yes. If you own your Units in your own name, you may revoke your proxy at any time prior to its exercise by:

•
giving written notice of revocation to the Secretary of the General Partner before the special meeting;

•
appearing and voting virtually at the special meeting; or

•
properly completing and executing a later dated proxy and delivering it to the Secretary of the General Partner at or before the special meeting.

Your presence without voting at the special meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken.
Q:
What should I do if I receive more than one set of voting materials for the special meeting?

A:
You may receive more than one set of voting materials for the special meeting, and the materials may include multiple proxy cards or voting instruction cards. For example, you will receive a separate voting instruction card for each brokerage account in which you hold Units. Additionally, if you are a holder of record registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive according to the instructions on it.

Q:
Whom do I call if I have further questions about voting, the special meeting, the Plan of Conversion, the Conversion or any other matters being considered at the special meeting?

A:
Any Unitholders who have questions about voting their Units, the Plan of Conversion, the Conversion or any other matters being considered at the special meeting or who desire additional copies of this proxy statement or additional proxy cards should contact:

DF King
Call Toll-Free: 1 (800) 431-9629
Email: enviva@dfking.com
or
Enviva Partners, LP
7272 Wisconsin Ave., Suite 1800
Bethesda, Maryland 20814 Attention: Vice President, Associate General Counsel and Secretary
Telephone: (301) 657-5560
Email: info@envivabiomass.com

RISK FACTORS
In addition to the other information included and incorporated by reference in this proxy statement, you should carefully consider the following risks before deciding whether to vote for the approval of the applicable Proposals described in this proxy statement. In addition, you should read and carefully consider the risks associated with the Partnership and its business. These risks can be found in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the SEC and incorporated by reference into this proxy statement. For further information regarding the documents incorporated into this proxy statement by reference, please see the section titled “Where You Can Find More Information” beginning on page 55 of this proxy statement. Realization of any of the risks described below or any of the risks or events described in the documents incorporated by reference could have a material adverse effect on the business, financial condition, cash flows and results of operations of the Partnership or, following the Conversion, the Corporation, and could result in a decline in the trading prices of the Units or the Common Stock.
Risks Related to the Conversion
Failure to complete, or significant delays in completing, the Conversion could negatively affect the trading price of our Units and the future business and financial results of the Partnership.
Completion of the Conversion is not assured and is subject to risks, including the risk that approval of the Plan of Conversion Proposal by the Unitholders is not obtained. If the Conversion is not completed, or if there are significant delays in completing the Conversion, the trading price of our Units and the future business and financial results of the Partnership could be negatively affected, including as a result of the following:
•
negative reactions from the financial markets, including declines in the price of our Units due to the fact that current prices may reflect a market assumption that the Conversion will be completed; and

•
a portion of the attention of the Partnership’s management will have been directed to the Conversion rather than the Partnership’s existing operations or other opportunities.

Stockholders may not receive any dividends or may not receive the anticipated level of dividends under the Corporation’s anticipated dividend policy.
The terms of any dividend policy that the New Board may adopt are not currently determined, and any dividend policy adopted may be amended, revoked or suspended at any time. Even while any dividend policy is in place, the actual amount of dividends paid by the Corporation on the Common Stock will depend on many factors, including the Corporation’s financial condition and results of operations, liquidity requirements, market opportunities, capital requirements and reserves, legal, regulatory and contractual constraints, tax laws and other factors.
Over time, the Corporation’s capital and other cash needs may change significantly from its current needs, which could affect whether the Corporation pays dividends and the amount of any dividends it may pay in the future. The level of indebtedness of the Corporation may also restrict it from paying cash dividends on its stock under certain circumstances. A decline in the market price or liquidity, or both, of the Common Stock could result if the New Board commits capital or establishes large reserves that reduce the amounts that could be paid as quarterly dividends or if the Corporation reduces or eliminates the payment of any dividends.
Risk Factors Relating to the Ownership of Enviva Inc. Common Stock
The price of Common Stock may be volatile, and Stockholders could lose a significant portion of their investments.
The market price of the Common Stock could be volatile, and Stockholders may not be able to resell their Common Stock at or above the price at which they acquired the corresponding Units due to fluctuations in the market price of the Common Stock, including changes in price caused by factors unrelated to the Corporation’s operating performance or prospects.

Specific factors that may have a significant effect on the market price for the Common Stock include:
•
the volume and quality of products that we are able to produce or source and sell;

•
the prices at which we are able to sell our products;

•
our ability to successfully negotiate, complete and integrate acquisitions, including the associated contracts, or to realize the anticipated benefits of such acquisitions;

•
announcements by the Corporation or its competitors of significant contracts, acquisitions, strategic partnerships, joint ventures, securities offerings or capital commitments;

•
failure of our customers, vendors and shipping partners to pay or perform their contractual obligations to us;

•
our inability to successfully execute our project development, expansion and construction activities on time and within budget;

•
the creditworthiness of our contract counterparties;

•
the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers;

•
changes in prevailing economic and market conditions;

•
fires, explosions or other accidents;

•
changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry or power, heat or combined heat and power generators;

•
changes in domestic and foreign tax laws and regulations affecting the taxation of our business and investors;

•
changes in the regulatory treatment of biomass in core and emerging markets;

•
our inability to acquire or maintain necessary permits or rights for our production, transportation or terminaling operations;

•
risks related to our indebtedness, including the levels and maturity dates of such indebtedness;

•
the possibility of cyber and malware attacks;

•
our inability to borrow funds and access capital markets;

•
viral contagions or pandemic diseases, such as COVID-19;

•
the Corporation’s operating and financial performance and prospects and the trading price of the Common Stock;

•
the Corporation’s dividend policy and the level of any dividends declared by the Corporation;

•
quarterly variations in the rate of growth of the Corporation’s financial indicators, such as net income and revenues;

•
changes in estimates of the Corporation’s revenue or earnings or publication of research reports relating to the Corporation by analysts;

•
speculation by the press or investment community relating to the Corporation;

•
purchases or sales of Common Stock by Stockholders;

•
changes in accounting standards, policies, guidance, interpretations or principles; and

•
domestic and international economic, legal and regulatory factors related to the Corporation’s performance.

There may be future dilution of the Common Stock, which could adversely affect the market price of shares of Common Stock.
The Corporation is not restricted from issuing additional shares of Common Stock. In the future, the Corporation may issue shares of Common Stock to raise cash for future activities, acquisitions or other purposes. The Corporation may also issue securities convertible into, or exchangeable for, or that represent the right to receive, shares of Common Stock. Any of these events may dilute the ownership interests of Stockholders in the Corporation, reduce the Corporation’s earnings per share or have an adverse effect on the price of shares of Common Stock.
Sales of a substantial amount of shares of Common Stock in the public market could adversely affect the market price of shares of Common Stock.
Sales of a substantial amount of shares of Common Stock in the public market, or the perception that these sales may occur, could reduce the market price of shares of Common Stock. The Common Stock will be freely tradable without restriction or further registration under the Securities Act, unless the shares are held by any of the Corporation’s “affiliates” as such term is defined in Rule 144 under the Securities Act. The size of future issuances of Common Stock or securities convertible into Common Stock is unpredictable, as is the effect, if any, that future issuances and sales of shares of Common Stock will have on the market price of the Common Stock.
Upon receiving Common Stock as a result of the Conversion, the Stockholders will have different rights than the rights they currently have as Unitholders.
Following completion of the Conversion, the Unitholders will no longer hold Units, but will instead be Stockholders and hold Common Stock. The Corporation will be a corporation, whereas the Partnership is a limited partnership, and we expect the New Board will be comprised of certain additional or different directors than the GP. There are important differences between the rights of Unitholders and the rights of Stockholders. See “Comparison of the Rights of Stockholders and Unitholders” for a discussion of the different rights associated with the Units and the Common Stock.
The Corporation’s Charter and the Bylaws, as well as Delaware law, will contain provisions that could discourage acquisition bids or merger proposals, which may adversely affect the market price of the Common Stock.
Certain provisions of the Charter and Bylaws could make it more difficult for a third party to acquire control of the Corporation, even if the change of control would be beneficial to Stockholders. Among other things, the Charter and Bylaws will:
•
provide advance notice procedures with regard to Stockholder nominations of candidates for election as directors or other Stockholder proposals to be brought before meetings of Stockholders, which may preclude Stockholders from bringing certain matters before the Stockholders at an annual or special meeting;

•
provide the New Board the ability to authorize issuance of preferred stock in one or more series, which makes it possible for the New Board to issue, without Stockholder approval, preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of the Corporation and which may have the effect of deterring hostile takeovers or delaying changes in control or management of the Corporation;

•
provide that the authorized number of directors may be changed only by resolution of the New Board;

•
provide that, subject to the rights of holders of any series of preferred stock to elect directors or fill vacancies in respect of such directors as specified in the related preferred stock designation, all vacancies, including newly created directorships, be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by the sole remaining director, and will not be filled by Stockholders;

•
provide that, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, if any, any action required or permitted to be taken by the Stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing in lieu of a meeting of such Stockholders;
•
provide that, subject to the rights of the holders of shares of any series of preferred stock, if any, to remove directors elected by such series of preferred stock pursuant to the Charter (including any preferred stock designation thereunder), any director, or the entire New Board, may be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon;

•
provide that special meetings of Stockholders may only be called by the Chairman of the New Board or the New Board pursuant to a resolution adopted by a majority of the members of the New Board;

•
provide that the provisions of the Charter can only be amended or repealed by (a) the Corporation in the manner than prescribed by the laws of the State of Delaware or (b) the Stockholders upon the affirmative vote of a majority of the outstanding stock entitled to vote thereon; and

•
provide that the Bylaws can be adopted, amended or repealed by (a) the New Board or (b) the Stockholders upon the affirmative vote of at least a majority of the votes cast affirmatively or negatively, present in person or by proxy and entitled to vote thereon, voting together as a single class.

Tax Risks Related to the Conversion and the Ownership of Common Stock Received in Connection with the Conversion
The Partnership could recognize gain, which would be allocated to the Unitholders, as a result of the Conversion if the aggregate amount of the Partnership’s liabilities exceeds the aggregate amount of the Partnership’s adjusted tax basis in its assets.
For U.S. federal income tax purposes, the Conversion is treated as if (i) first, the Partnership transfers all of its assets and liabilities to the Corporation, which is treated as a corporation for U.S. federal income tax purposes, and receives in exchange for such transfer all of the Common Stock of the Corporation, and (ii) second, the Partnership then distributes to the Unitholders in complete liquidation of the Partnership. Generally, no gain or loss is expected to be recognized by the Partnership in connection with these deemed contributions and distributions resulting from the Conversion except to the extent the Partnership’s liabilities assumed by the Corporation in the deemed transfer exceed the Partnership’s tax basis in the assets transferred to the Corporation. If the liabilities assumed exceed the tax basis of the Partnership’s assets deemed transferred, the Partnership would recognize gain in the amount of such excess, which gain would be allocated to the Unitholders in accordance with their percentage interests in the Partnership. Although the GP Board believes that the Partnership will not recognize a material amount of gain, if any, as a result of the Conversion, the analysis is based on estimates and projections for the Partnership’s aggregate amount of liabilities and adjusted tax basis in its assets, the computation of which are complex and may change before the Conversion. As a result, the Partnership may recognize more gain than anticipated, and any such gain would be allocated to the Unitholders. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion to the Partnership.
Certain Unitholders could recognize gain as a result of the Conversion if their allocation of Partnership liabilities exceeds such Unitholder’s tax basis in its Units.
For U.S. federal income tax purposes, the Conversion will result in the Unitholders exchanging Units for Common Stock in a liquidating distribution of the Partnership. In general, U.S. holders (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) are not expected to recognize gain as a result of the liquidating partnership distribution except to the extent that the Partnership’s liabilities allocated to a Unitholder for U.S. federal income tax purposes exceed such Unitholder’s tax basis in its Units. Based on analysis performed, the GP Board believes that most of the public Unitholders will not recognize taxable income as a result of being relieved of Partnership liabilities. In particular, it is expected that all Unitholders who purchased their Units at a price greater than or equal to $22 in 2015 or 2016, and all Unitholders who purchased their Units in 2017 or later, will not recognize taxable income with respect to such Units as a result of being relieved of Partnership liabilities in excess of their tax bases in such Units. Unitholders who purchased Units at a price below $22 in 2015 or 2016 may be relieved of Partnership liabilities in excess of their respective bases, and such Unitholders are urged to consult their own tax advisors with respect to their specific circumstances. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion to the Unitholders.
The U.S. federal income tax treatment to Unitholders with respect to owning and disposing of any shares of Common Stock received in connection with the Conversion will be different than the U.S. federal income tax treatment to them with respect to owning and disposing of their Units.
The Partnership is classified as a partnership for U.S. federal income tax purposes and is not generally subject to entity-level U.S. federal income tax. Instead, each Unitholder is required to take into account such Unitholder’s share of items of income, gain, loss, and deduction of the Partnership in computing its U.S. federal income tax liability, regardless of whether cash distributions are made to such Unitholder by the Partnership. A distribution of cash by the Partnership to a Unitholder who is a U.S. holder (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) is generally not taxable for U.S. federal income tax purposes unless the amount of cash distributed is in excess of the Unitholder’s adjusted tax basis in its Units. Gain or loss recognized by a Unitholder who is a U.S. holder in connection with the disposition of its Units will generally be capital gain or loss. However, a portion of such gain or loss, which portion could be substantial, is separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation recapture or other “unrealized receivables” or to “inventory items” owned by the Partnership and its subsidiaries. Consequently, a Unitholder may recognize both ordinary income and capital loss in connection with a disposition of its Units.
In contrast, the Corporation will be classified as a corporation for U.S. federal income tax purposes, and thus the Corporation (and not its Stockholders) will be subject to U.S. federal income tax on its taxable income. Distributions with respect to Common Stock by the Corporation to a Stockholder who is a U.S. holder will generally be included in such U.S. holder’s income as dividend income to the extent paid from the Corporation’s current or accumulated “earnings and profits” as determined under U.S. federal income tax principles. To the extent that the amount of a distribution exceeds the Corporation’s current and accumulated earnings and profits, such distribution will first be treated as a non-taxable return of capital to the extent of (and reducing, but not below zero) the U.S. holder’s adjusted tax basis in its Common Stock and thereafter will be treated as capital gain from the sale or exchange of such Common Stock. A Stockholder who is a U.S. holder generally will recognize capital gain or loss on a disposition of its Common Stock.
Please read “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected U.S. federal income tax consequences of owning and disposing of the Common Stock.
The tax treatment of the Corporation, or an investment in the Common Stock, could be subject to potential legislative, judicial or administrative changes or differing interpretations, possibly applied on a retroactive basis.
The present U.S. federal income tax treatment of corporations, or an investment in corporate stock, may be modified by administrative, legislative or judicial changes or differing interpretations at any time. The Biden Administration and members of Congress have proposed and considered substantive changes to the existing U.S. federal income tax laws affecting corporations, including proposals that would increase the tax rates applied to corporations and their shareholders.
Any modification to the U.S. federal income tax laws may be applied retroactively. We are unable to predict whether any of these changes or other proposals will ultimately be enacted. Any similar or future legislative changes could increase our entity-level tax burden and negatively impact the value of an investment in the Common Stock. You are urged to consult with your own tax advisor with respect to the status of regulatory or administrative developments and proposals and their potential effect on your investment in the Common Stock.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
Certain statements and information in this proxy statement, may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Although management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include those described under the “Risk Factors” section of this proxy statement and those set forth in any documents incorporated by reference into this proxy statement, and the following factors, among others:
•
the potential corporate conversion transaction we are considering may not occur, and even if such transaction were to be completed we may fail to realize the anticipated benefits;

•
the volume and quality of products that we are able to produce or source and sell;

•
the prices at which we are able to sell our products;

•
our ability to successfully negotiate, complete and integrate acquisitions, including the associated contracts, or to realize the anticipated benefits of such acquisitions;

•
announcements by the Corporation or its competitors of significant contracts, acquisitions, strategic partnerships, joint ventures, securities offerings or capital commitments;

•
failure of our customers, vendors and shipping partners to pay or perform their contractual obligations to us;

•
our inability to successfully execute our project development, expansion and construction activities on time and within budget;

•
the creditworthiness of our contract counterparties;

•
the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers;

•
changes in prevailing economic and market conditions;

•
fires, explosions or other accidents;

•
changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry or power, heat or combined heat and power generators;

•
changes in domestic and foreign tax laws and regulations affecting the taxation of our business and investors;

•
changes in the regulatory treatment of biomass in core and emerging markets;

•
our inability to acquire or maintain necessary permits or rights for our production, transportation or terminaling operations;

•
risks related to our indebtedness, including the levels and maturity date of such indebtedness;

•
the possibility of cyber and malware attacks;

•
our inability to borrow funds and access capital markets;

•
viral contagions or pandemic diseases, such as COVID-19;

•
the Corporation’s operating and financial performance and prospects and the trading price of the Common Stock;

•
the Corporation’s dividend policy and the level of any dividends declared by the Corporation;

•
quarterly variations in the rate of growth of the Corporation’s financial indicators, such as net income and revenues;

•
changes in estimates of the Corporation’s revenue or earnings or publication of research reports relating to the Corporation by analysts;

•
speculation by the press or investment community relating to the Corporation;

•
purchases or sales of Common Stock by Stockholders;

•
changes in accounting standards, policies, guidance, interpretations or principles; and

•
domestic and international economic, legal and regulatory factors related to the Corporation’s performance.

Please read the risks described in our Annual Report on Form 10-K for the year ended December 31, 2020 and the risk factors included herein. All forward-looking statements in this proxy statement are expressly qualified in their entirety by the foregoing cautionary statements.
Readers are cautioned not to place undue reliance on forward-looking statements and we undertake no obligation to update or revise any such statements after the date they are made, whether as a result of new information, future events or otherwise.

THE SPECIAL MEETING
Time, Place and Date
The special meeting will be held on            ,            at            a.m., eastern time, via live webcast at the following address:            . Unitholders of record may attend, vote and submit questions virtually at the special meeting by logging in at            . To log in, Unitholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a Unitholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
Proposal 1: The Plan of Conversion Proposal
As discussed elsewhere in this proxy statement, the Unitholders are being asked to approve the Plan of Conversion, a copy of which is attached as Annex A to this proxy statement, that provides for and sets forth matters related to the conversion of the Partnership from a Delaware limited partnership to a Delaware corporation. Unitholders should carefully read this proxy statement, including the annexes, in its entirety for more detailed information concerning the Conversion. Approval of the Plan of Conversion Proposal will constitute approval of the Conversion.
The GP Board unanimously recommends that Unitholders vote FOR approval of the Plan of Conversion Proposal.
Proposal 2: The Adjournment Proposal
Unitholders are being asked to consider and vote on a proposal to adjourn the special meeting to a later date to solicit additional proxies in the event there are insufficient votes in favor of the Plan of Conversion Proposal.
The GP Board recommends that the Unitholders vote FOR approval of the Adjournment Proposal.
The Unitholders may also be asked to consider other matters as may properly come before the special meeting. At this time, the Partnership and the General Partner know of no other matters that will be presented for the consideration of the Unitholders at the special meeting.
Quorum
The holders of more than 50% of the outstanding Units on the record date, present virtually or by proxy at the special meeting, will constitute a quorum and will permit the Partnership to conduct the proposed business at the special meeting. Virtual attendance at the special meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the special meeting.
Proxies received but marked as abstentions will be counted as Units that are present and entitled to vote for purposes of determining the presence of a quorum at the special meeting. If an executed proxy is returned by a broker or other nominee holding Units in “street name” indicating that the broker or other nominee does not have discretionary authority as to certain Units to vote on the Proposals, such Units will be considered present at the special meeting for purposes of determining the presence of a quorum but will not be considered entitled to vote.
Record Date
The Unitholder record date for the special meeting is the close of business on           ,           . Unitholders may vote at the Special Meeting if they owned Units at the close of business on the record date. Unitholders may cast one vote for each Unit owned on the record date.
Votes Required
Approval of the Plan of Conversion Proposal requires the affirmative vote of the holders of a majority of the outstanding Units. Approval of the Adjournment Proposal, if presented, requires the approval of a majority of the outstanding Units represented either virtually or by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “against” the Plan of Conversion Proposal and the Adjournment Proposal. Broker non-votes (if any) will have no effect on the outcome of the Adjournment Proposal, but will have the same effect as a vote “against” the Plan of Conversion Proposal. The votes on each Proposal are separate and apart from the votes on the other Proposal. Accordingly, you may vote to approve certain of the Proposals and vote not to approve other Proposals.
All of the directors and executive officers of the General Partner beneficially owned, in the aggregate, approximately     % of the outstanding Units as of the record date. The Partnership believes that the directors and executive officers of the General Partner will vote in favor of the Plan of Conversion Proposal and in favor of the Adjournment Proposal. Pursuant to the Support Agreement, the Supporting Unitholders have agreed to vote or cause to be voted all units beneficially owned by such Supporting Unitholders in favor of the Plan of Conversion Proposal. The Supporting Unitholders beneficially own     % of the outstanding units, respectively, as of the record date.
Units Outstanding
As of            ,            , the record date for the special meeting, there were            Units outstanding held by            holders of record. Each outstanding Unit entitles its holder of record to one vote on each matter considered at the special meeting. The Units are the only class of securities entitled to vote at the special meeting, and the Unitholders are entitled to vote on the Plan of Conversion Proposal and the Adjournment Proposal.
A complete list of registered Unitholders entitled to vote at the special meeting will be available for inspection during ordinary business hours at the principal place of business of Enviva Partners, LP, 7272 Wisconsin Ave., Suite 1800, Bethesda, Maryland 20814 for a period of at least 10 days before the special meeting and will be available during the virtual special meeting at            . If a Unitholder wants to inspect the unitholder list, such unitholder should call the corporate secretary at (301) 657-5560 to schedule an appointment or request access.
Adjournments
At the special meeting, in addition to asking the Unitholders to approve the Plan of Conversion Proposal, the Unitholders are also being asked to vote upon the Adjournment Proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, for the GP Board to solicit additional votes or proxies in favor of the Plan of Conversion Proposal if there are insufficient votes at the time of the special meeting to approve the Plan of Conversion Proposal. If it is deemed necessary or appropriate to adjourn the special meeting, no notice of the adjourned meeting is required to be given to Unitholders, other than an announcement at the special meeting of the time and place to which the meeting is adjourned, unless a new record date is fixed for the adjourned meeting, in which case notice of the place, date and time of the adjourned meeting shall be given to persons who are Unitholders as of the new record date.
The Partnership is asking its Unitholders to authorize the holder of any proxy solicited by the GP Board on a discretionary basis to vote in favor of adjourning the special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Unitholders who have previously voted.
Pursuant to the Partnership Agreement, in the absence of a quorum, the special meeting may be adjourned by the affirmative vote of the Unitholders holding a majority of the Units entitled to vote at the special meeting (including any Units deemed owned by the General Partner) represented either virtually or by proxy.
Upon an adjournment to a date within 45 days of the special meeting, notice need not be given of the adjourned meeting and a new record date need not be fixed, if the time and place thereof are announced at the special meeting. At the adjourned special meeting, the Partnership may transact any business that might have been transacted at the original special meeting. If the adjournment is for more than 45 days or if a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting shall be given to all Unitholders as of the new record date.

Voting Procedure
Voting by Unitholders.   If you are a Unitholder who holds Units in your own name, you may submit your proxy using any of the following methods:
•
call the toll-free telephone number listed on your proxy card and follow the recorded instructions;

•
go to the Internet website listed on your proxy card and follow the instructions provided; or

•
complete, sign and mail your proxy card in the postage-paid envelope.

If you have timely and properly submitted your proxy, clearly indicated your vote and have not revoked your proxy, your Units will be voted as indicated. If you have timely and properly submitted your proxy but have not clearly indicated your vote, your Units will be voted FOR the Plan of Plan of Conversion Proposal and FOR the Adjournment Proposal.
Revocation.   If you hold your Units in your own name, you may revoke your proxy at any time prior to its exercise by:
•
giving written notice of revocation to the Secretary of the General Partner at or before the special meeting;

•
appearing and voting virtually at the special meeting; or

•
properly completing and executing a later dated proxy and delivering it to the Secretary of the General Partner before the special meeting.

Your presence without voting at the special meeting will not automatically revoke your proxy, and any revocation during the special meeting will not affect votes previously taken.
Validity.   The inspectors of election will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance of proxies. Their determination will be final and binding. The GP Board has the right to waive any irregularities or conditions as to the manner of voting. The Partnership may accept your proxy by any form of communication permitted by applicable law so long as the Partnership is reasonably assured that the communication is authorized by you.
Solicitation of Proxies.   The Partnership is furnishing this proxy statement and the accompanying proxy to you to solicit your proxy for the special meeting. The expenses of preparing, printing and mailing the proxy and materials used in the solicitation will be borne by the Partnership.
DF King has been retained by the Partnership to aid in the solicitation of proxies for an initial fee of $10,500 and the reimbursement of out-of-pocket expenses. The Partnership has also agreed to indemnify DF King against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions). In addition to the mailing of this proxy statement, proxies may also be solicited from Unitholders by personal interview, telephone, fax or other electronic means by directors and officers of the General Partner and employees of affiliates of the Partnership who provide services to the Partnership, who will not receive additional compensation for performing that service. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of Units held by those persons, and the Partnership will reimburse them for any reasonable expenses that they incur.
Units Held in “Street Name”.   If you hold Units in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee when voting your Units or when granting or revoking a proxy.
As a general rule, absent specific instructions from you, your bank, broker or other nominee is not allowed to vote your Units on any Proposal on which your bank, broker or other nominee does not have discretionary authority. The only proposals for consideration at the special meeting are the Plan of Conversion Proposal and the Adjournment Proposal, which are non-discretionary matters for which banks, brokers and other nominees do not have discretionary authority to vote. To instruct your bank, broker or other nominee how to vote, you should follow the directions that your bank, broker or other nominee provides to you.

Please note that you may not vote your Units held in “street name” by returning a proxy card directly to the Partnership or by voting virtually at the special meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you do not instruct your bank, broker or other nominee on how to vote your Units, your bank, broker or other nominee may not vote your Units, it will be deemed to not be a vote cast with respect to any of the Proposals and will have no effect on the Adjournment Proposal, but it will have the same effect as a vote “against” the Plan of Conversion Proposal. You should therefore provide your bank, broker or other nominee with instructions as to how to vote your Units.
No Appraisal Rights
The Unitholders are not entitled to appraisal rights in connection with the Conversion.
Representatives of the Principal Accountants at the Special Meeting
Representatives of Ernst & Young LLP are expected to be present virtually at the special meeting. The representatives of Ernst & Young LLP will have the opportunity to make a statement virtually at the special meeting if they desire to do so and are expected to be available to respond to appropriate questions.
Householding of Proxy Statement
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more Unitholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those Unitholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to Unitholders residing at the same address, unless the Unitholders have notified the Partnership whose Units they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to in this proxy statement as “householding,” potentially provides extra convenience for Unitholders and cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please follow these instructions:
•
If the Units are registered in the name of the Unitholder, please contact the Partnership at 7272 Wisconsin Ave., Suite 1800, Bethesda, Maryland 20814 to inform the Partnership of his or her request; or

•
If a bank, broker or other nominee holds the Units, the Unitholder should contact the bank, broker or other nominee directly.

THE PLAN OF CONVERSION
Overview
The principal effects of the Conversion will be that:
•
The affairs of the Partnership will cease to be governed by the Delaware LP Act and, following the Conversion, will become subject to the DGCL.

•
The Corporation will continue with all of the rights, privileges and powers of the Partnership, will possess all of the properties of the Partnership and will continue with all of the debts, liabilities and obligations of the Partnership, as more fully described below.

•
When the Conversion becomes effective, each outstanding Unit will be exchanged for one share of Common Stock, and each outstanding option or right to acquire Units will be an option or right to acquire, on the same terms, shares of Common Stock.

•
The Partnership will convert from an entity treated as a partnership for U.S. federal income tax purposes to an entity treated as a corporation for U.S. federal income tax purposes. As a result, the Corporation will be subject to U.S. federal income tax on its taxable income, and the Stockholders will be subject to simplified tax reporting obligations for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences.” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion.

The Partnership will effect the Conversion by entering into the Plan of Conversion, a copy of which is attached as Annex A. Approval of the Plan of Conversion Proposal will constitute approval of the Conversion. At the effective time of the Conversion, the Partnership will file with the Secretary of State of the State of Delaware the Certificate of Conversion and the Charter that would govern Enviva Inc. as a Delaware corporation, copies of which are attached to the Plan of Conversion. In addition, the New Board will adopt the Bylaws for the Corporation, a copy of which is attached as Annex B.
Although it will be governed by the Charter, the Bylaws and the DGCL, the Corporation will continue with all of the rights, privileges and powers of the Partnership, it will possess all of the properties of the Partnership and it will continue with all of the debts, liabilities and obligations of the Partnership.
After the Conversion, the Partnership will continue to be a publicly held entity and the shares of Common Stock will be traded, without interruption, on the NYSE under the symbol “EVA.” The Corporation will continue to file periodic reports and other documents with the SEC and provide to its Stockholders the same type of information that it has previously filed and provided by the Partnership. The Unitholders who own Units that are freely tradable prior to the Conversion will hold shares of Common Stock that will continue to be freely tradable, and Unitholders holding restricted Units immediately prior to the Conversion will hold shares of Common Stock that continue to be subject to the same restrictions on transfer to which their Units were subject. In summary, the Conversion will not change the respective positions under federal securities laws of the Partnership or the Unitholders.
The Partnership
The Partnership was formed on November 12, 2013 to aggregate a natural resource, wood fiber and process it into a transportable form, wood pellets. The Partnership sells a significant majority of its wood pellets through long-term, take-or-pay off-take contracts with creditworthy customers in the United Kingdom, Europe and increasingly in Japan. The Partnership owns and operates ten plants (collectively, “the plants”) with a combined production capacity of approximately 6.2 million metric tons (“MT”) of wood pellets per year (“MTPY”) in Virginia, North Carolina, South Carolina, Georgia, Florida and Mississippi, the production of which is fully contracted through 2025. The Partnership exports wood pellets through its deep-water marine terminals at the Port of Chesapeake, Virginia (the “Chesapeake terminal”) and Port of Pascagoula, Mississippi (the “Pascagoula terminal), and terminal assets at the Port of Wilmington, North Carolina (the “Wilmington terminal”) and from third-party deep-water marine terminals in Savannah, Georgia (the “Savannah terminal”), Mobile, Alabama (the “Mobile terminal”) and Panama City, Florida (the “Panama City terminal”). All of its facilities are located in geographic regions with low input costs and favorable transportation logistics. Owning these cost-advantaged assets, the output from which is fully contracted through 2025, in a rapidly expanding industry provides the Partnership with a platform to generate stable and growing cash flows. The Partnership’s plants are sited in robust fiber baskets providing stable pricing for the low-grade fiber used to produce wood pellets. The Partnership’s raw materials are byproducts of traditional timber harvesting, principally low-value wood materials, such as trees generally not suited for sawmilling or other manufactured forest products, and tree tops and limbs, understory, brush and slash that are generated in a harvest.
The Partnership’s strategy is to fully contract the wood pellet production from its plants under long-term, take-or-pay off-take contracts with a diversified and creditworthy customer base. The Partnership’s long-term off-take contracts typically provide for fixed-price deliveries that may include provisions that escalate the price over time and provide for other margin protection.
Background of the Conversion
Periodically over the last few years, a number of external factors contributed to the Partnership from time to time evaluating potential transactions that would further its strategic objectives. The most influential were certain market forces, including the steadily changing landscape for publicly traded partnerships (“MLPs”) since 2017, the ability of the Partnership to access a larger and more diverse investor base and the growth of ESG and development value.
More broadly, the landscape for MLPs has changed considerably since 2017. The drop in the values of MLPs over that time period, combined with the effects of growing cash flows and distributions, has increased the cost of capital burden of IDRs to many MLPs, making it difficult for MLPs to buy or develop assets that are accretive to their cash flow. Additionally, the Tax Cuts and Jobs Act of 2017 lowered the U.S. federal corporate income tax rate from 35% to 21%, which reduced the overall tax burden on cash flows distributed from an entity treated as a corporation for U.S. federal income tax purposes. These trends have contributed to a significant number of MLPs eliminating their IDRs, directly or through mergers with the entities holding their IDRs, converting to corporations (for U.S. federal income tax and state law purposes) or both.
In light of these circumstances, at a meeting of the GP Board on July 29, 2021, the GP Board empaneled a Conflicts Committee of the Partnership consisting of four independent directors, represented by the law firm of Baker Botts LLP, to evaluate the viability and potential benefits of the Partnership streamlining its capital structure, converting to a corporation and related matters. Following the meeting, the GP Board continued to evaluate courses of action available to align the Partnership’s capital and organizational structure with its long-term objectives. The GP Board reviewed presentations and written materials prepared by Evercore Inc. (“Evercore”), financial advisor to the Conflicts Committee, detailing the risks and benefits of a conversion and various alternatives for precedent transactions necessary for a conversion. Based on this extensive evaluation process and related consultations with Vinson & Elkins, LLP and Evercore, the GP Board determined that eliminating the IDRs and consummating the Merger as the first steps in pursuing conversion to a corporation would be in the best interests of the Partnership and its future growth.
From September 10, 2021 through October 13, 2021, the Partnership, represented by the Conflicts Committee of the GP Board negotiated with Holdings and ultimately reached terms of the agreements facilitating a proposed transaction. On October 14, 2021, the Partnership, Enviva Partners Merger Sub, LLC, Holdings, the Riverstone Echo Funds and the other parties thereto entered into the Merger Agreement.
On October 14, 2021, the Partnership issued a press release announcing its entry into the Merger Agreement and its intention to undertake additional strategic steps in its progress towards becoming a corporation. Having consummated the transactions contemplated by the Merger Agreement, a necessary step in the path to conversion to corporate form, the Partnership determined to pursue the final steps towards that objective.
Recommendation of the GP Board and Reasons for the Conversion
In reaching its determinations and recommendations described above, the GP Board consulted with the Partnership’s senior management, outside legal counsel and financial and tax advisors. These consultations included discussions regarding the Partnership’s strategic business plan, the Partnership’s past and current business operations and financial condition and performance, the Partnership’s future prospects, other potential strategic alternatives that may be available to the Partnership, and the potential Conversion. The GP Board considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the Conversion to the Partnership and the Unitholders. In view of the wide variety of factors considered in connection with the Conversion, the GP Board did not consider it practicable to assign relative weights to the specific material factors it considered in reaching its decision. Certain material factors considered by the GP Board, in addition to the matters described above under “— Background of the Conversion,” are summarized below (which are not listed in any relative order of importance).
Expected Benefits of the Conversion
In determining that the Conversion is advisable, fair to and in the best interests of the Partnership and the Unitholders, and in reaching its decision to approve the Plan of Conversion, the GP Board considered a variety of factors that it believed weighed favorably toward the Conversion, including the following material factors:
Expansion of Investor Base and Improved Access to Capital Markets.   Immediately following the Conversion, the GP Board expects that the Corporation will benefit from a simpler, more readily understandable capital structure that is not burdened by incentive distribution rights, does not require equity holders to file a tax return based on their receipt of a Schedule K-1, and has a majority-independent board of directors. The global investor base for environmental, social and governance investing is rapidly expanding, and the GP Board expects that the Conversion will expand the Corporation’s potential investor base to a broader array of investors, including those increasingly focused on climate actions and sustainability (e.g., pension plans, mutual funds, other institutional investors and foreign investors) that have a preference for traditional C Corporation (a “C-Corp”) structures and governance. In addition, the GP Board anticipates that the Common Stock (as compared to the Units) should receive broadened investor interest as a result of increased review and evaluation by investment research analysts. The GP Board believes that the Corporation’s structure will significantly increase the potential, over time, for the Corporation to be eligible for inclusion in a broader base of indices, which would further expand its universe of potential investors and enhance its market capitalization and financial valuation relative to the Partnership today. Finally, the GP Board believes the C-Corp structure will result in greater trading liquidity for Stockholders, which the GP Board expects will be attractive to investors that require certain thresholds of trading activity. The GP Board anticipates that these factors could enable the Corporation to benefit from a lower cost of capital to fund future growth in addition to an improved credit profile.
Improved Return on Invested Capital.   The GP Board believes that current industry conditions provide opportunities for Enviva to grow through the development and expansion of assets at attractive investment multiples. The GP Board anticipates that the Corporation will be able to construct new assets, including wood pellet production plants and deep-water marine terminals, at lower investment multiples than the Partnership has historically acquired, or would in the future be able to acquire, from Holdings, thereby enabling the Corporation to achieve a better return on invested capital.
In certain cases, Enviva may seek to issue equity securities to fund its growth, and the GP Board believes that in certain circumstances equity interests in a corporation will be a more attractive acquisition currency to prospective investors than the Units.
Streamlines Corporate Governance and Benefits Stockholders.   The complexities of the status quo organizational structure of the Partnership and its subsidiaries will be meaningfully reduced as a result of the Conversion, thereby streamlining corporate governance matters. For example, in connection with the Conversion, the Corporation will have a customary corporate governance model, with the Corporation’s directors and officers subject to corporate fiduciary duties. In general, the traditional C-Corp structure of the Corporation will also provide valuable governance protections and enhanced stockholder rights for the Stockholders that are not currently available to Unitholders. See “Comparison of the Rights of Stockholders and Unitholders” and “Description of Enviva Inc.’s Capital Stock.”
Corporate Sector Presents a Superior Environment for the Future of Enviva.   The GP Board believes investor confidence in the MLP sector has eroded and that the Partnership’s assets and growth development plan are no longer best suited for the yield-based MLP sector. The number of publicly traded MLPs has decreased over time from over 135 in 2015 to less than 70 as of June 30, 2021 due to consolidations and corporate conversions. In contrast, the GP Board views the corporate sector as providing a healthier and more supportive environment for Enviva to attain future growth and execute its long-term business plans. The GP Board also believes the Conversion allows for better valuation comparability by investors of Enviva and its direct public peers.
Reduces Burdens of Tax Reporting.   The GP Board believes that the complexities of tax reporting associated with entities treated as partnerships for U.S. federal income tax purposes, including the Schedule K-1 reporting requirement, are regarded as unduly burdensome by many institutional and retail Unitholders. In addition to U.S. federal income tax reporting requirements, Unitholders are generally required to file foreign, state and local income tax returns and pay foreign, state and local income taxes in some or all of the jurisdictions in which the Partnership conducts business or owns property, even if they do not live in any of those jurisdictions. The ownership of Common Stock, as opposed to Units, would greatly simplify the U.S. federal and state income tax reporting requirements with respect to an investment in Enviva in future years and might eliminate the requirement of multi-state income tax filings for certain Unitholders.
Favorable Circumstances Exist for Conversion.   The Partnership currently is treated as a partnership for federal income tax purposes. The GP Board believes that it is advantageous for the Partnership to convert to a corporation now because: (i) the Conversion can be effected in a nonrecognition transaction under current U.S. federal income tax law and (ii) the Conversion is facilitated by the Partnership’s financial performance, improving equity market conditions generally and other factors set forth below.
Accordingly, the GP Board believes that it is advantageous to convert to corporate form at the present time and that any potential benefit derived from maintaining the Partnership’s current form is outweighed by the (i) long-term benefits to be derived from the Conversion and (ii) the risk that postponing such a conversion until a later date could result in the Partnership’s inability to consummate such a transaction in an orderly manner under favorable circumstances.
Enhances Enviva’s Ability to Attract and Retain Directors.   The GP Board believes that conversion to corporate form will enhance Enviva’s ability to attract and retain directors. Many candidates for the board of directors are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware corporate law most familiar to directors, but Delaware corporate law also provides greater predictability and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which could enable the directors to act in the best interests of the Corporation. As a result, the GP Board believes that Enviva will be able to more effectively retain its current directors or attract and retain new directors.
The DGCL Improves Predictability and Responsiveness.   The DGCL is generally acknowledged to be the most advanced corporate law in the United States. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate law continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware corporate law has evolved over the last century and provides businesses with greater predictability than the Delaware LP Act. The abundance of Delaware corporate case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the GP Board believes will offer added advantages to the Corporation by allowing the New Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.
Other Material Factors Considered
The GP Board weighed the advantages and opportunities described above and elsewhere in this proxy statement against a number of other factors identified in its deliberations weighing negatively against the Conversion, including:
•
the possible disruption to the Partnership’s business that may result from the Conversion and the resulting distraction of the attention of the Partnership’s management, as well as the costs and expenses associated with completing the Conversion; and

•
the risks of the type and nature described under “Risk Factors” and the matters described under “Cautionary Statement Regarding Forward-Looking Statements.”

After consideration of these material factors, the GP Board determined that these risks could be mitigated or managed by the Partnership or, following the Conversion, by the Corporation, and were reasonably acceptable under the circumstances or, in light of the anticipated benefits overall, were significantly outweighed by the potential benefits of the Conversion.
This discussion of the information and factors considered by the GP Board in making its decision is not intended to be exhaustive but rather reflects certain material factors considered by the GP Board. In view of the wide variety of factors considered in connection with its respective evaluation of the Conversion and the complexity of these matters, the GP Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, individual members of the GP Board may have given different weight to different factors.
The GP Board realized that there can be no assurance about future results, including results considered or expected as described in the factors listed above. It should be noted that this explanation of the reasoning of the GP Board and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”
The GP Board has unanimously recommended that the Unitholders vote FOR the Plan of Conversion Proposal.
No Appraisal Rights
The Unitholders are not entitled to appraisal rights in connection with the Conversion.
Antitrust and Regulatory Matters
The Partnership has determined that the Conversion is not subject to the requirements of the HSR Act, and no other governmental consents are required.
Listing of Enviva Inc. Common Stock
The Common Stock issuable in the Conversion is expected to be approved for listing and trade on the NYSE under the symbol “EVA.”
Deregistration and Delisting of the Units
The Units are currently traded on the NYSE under the ticker symbol “EVA.” Upon consummation of the Conversion, the Units will cease to be listed on the NYSE and will be subsequently deregistered under the Exchange Act. The former Unitholders will become Stockholders of the Corporation and their rights as Stockholders will be governed by Delaware law and by the Charter and Bylaws that will be in effect upon consummation of the Conversion. The Partnership intends to cease filing periodic reports pursuant to the Exchange Act with the SEC following deregistration of its Units, pursuant to securities laws requirements, with the Corporation becoming the successor registrant.
Board and Management Positions
Following the consummation of the Conversion, the New Board will consist of the persons listed below. The New Board will also have the following committees: Audit Committee, Compensation Committee and Nomination & Governance Committee. Initial membership in each of the foregoing committees is also set forth below.

Director	Committee

*
Indicates independent for NYSE purposes.

Following the consummation of the Conversion, the current executive officers of the General Partner are expected to continue in their current positions, other than as may be publicly announced by the Corporation in the normal course of business.
Indemnification; Directors’ and Officers’ Insurance
In connection with the Conversion, the Corporation will enter into indemnification agreements with all of its named executive officers and directors (collectively, “indemnitees”). These agreements will provide that the indemnitees will be protected as promised in the Bylaws (regardless of, among other things, any amendment to or revocation of the Bylaws, any change in the composition of the New Board or any acquisition transaction relating to the Corporation) and advanced expenses to the fullest extent of the law and as set forth in the indemnification agreements. These agreements will also provide, to the extent insurance is maintained, for the continued coverage of the indemnitees under the Corporation’s director and officer insurance policies. The indemnification agreements, among other things and subject to certain limitations, will indemnify and hold harmless the indemnitees against any and all reasonable expenses, including fees and expenses of counsel, and any and all liability and loss, including judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement, incurred or paid by the indemnitees in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation or otherwise, in which the indemnitees are, were or at any time become parties, or are threatened to be made parties or are involved by reason of the fact that the indemnitees are or were the Corporation’s directors or officers or are or were serving at its request as directors, officers, employees, trustees or representatives of another corporation or enterprise.
Treatment of the Partnership Equity Awards
At the effective time of the Conversion, the Enviva Partners, LP Long Term Incentive Plan (the “Partnership LTIP”) will be amended and restated to reflect the Conversion and to make other immaterial modifications and will thereafter be referred to as the Enviva Inc. Amended and Restated Long Term Incentive Plan (the “Corporation LTIP”). All outstanding time-based and performance-based phantom unit award outstanding under the Partnership LTIP will also be converted and appropriately adjusted to reflect the impact of the Conversion, and will be governed by the Corporation LTIP following the Conversion.
Quantification of Potential Payments to Named Executive Officers in Connection with the Conversion
None of the named executive officers or directors of the General Partner will be entitled to any payments in connection with the Conversion.
Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters
The following table sets forth the beneficial ownership of (i) Units issued and outstanding as of October 15, 2021 and (ii) shares of Common Stock to be issued and outstanding immediately following the Conversion, in each case for:
•
the General Partner;

•
beneficial owners of 5% or more of Units;

•
each director and named executive officer of the General Partner; and

•
all of the General Partner’s directors and officers as a group.

Name of Beneficial Owner	Units Beneficially Owned(4)	Percentage of Units Beneficially Owned Prior to the Conversion	Shares of Common Stock Beneficially Owned After the Conversion	Percentage of Common Stock Beneficially Owned After the Conversion
Investment Funds affiliated with Riverstone Holdings LLC(1)	27,690,475	45.4%	27,690,475	45.4%
Enviva Partners GP, LLC	—	—	—	—
Inclusive Capital Partners, L.P.(2)	5,713,987	9.4%	5,713,987	9.4%
John K. Keppler	624,181	1.0	624,181	1.0%
Thomas Meth	381,933	*	381,933	*
William H. Schmidt, Jr.	351,635	*	351,635	*
E. Royal Smith	230,782	*	230,782	*
Shai S. Even	315,120	*	315,120	*
Ralph Alexander	—	—	—	—
John C. Bumgarner, Jr.(3)	222,825	*	222,825	*
Jim H. Derryberry	—	—	—	—
Pierre F. Lapeyre, Jr.	—	—	—	—
David M. Leuschen	—	—	—	—
Gerrit (“Gerrity”) L. Lansing, Jr.	222	*	222	*
William K. Reilly	34,786	*	34,786	*
Jeffrey W. Ubben(3)	4,834,867	7.9%	4,834,867	7.9%
Gary L. Whitlock	33,538	*	33,538	*
Janet S. Wong	30,562	*	30,562	*
All directors and executive officers as a group (18 persons)	7,191,826	11.8%		11.8%

*
Percentage of Units beneficially owned does not exceed 1%.

(1)
Includes 19,729,466 Units held of record by Riverstone Echo Continuation Holdings, L.P. (“Echo Continuation Holdings”), 1,953,555 Units held of record by Riverstone Echo Rollover Holdings, L.P. (“Echo Rollover Holdings”) and 6,007,454 Units held of record by Enviva Collateral PledgeCo, LLC (“PledgeCo”). David M. Leuschen and Pierre F. Lapeyre Jr. are the managing directors of Riverstone Management Group, L.L.C. (“Riverstone Management”), and have or share voting and investment discretion with respect to the securities beneficially owned by Riverstone Management, which is the general partner of Riverstone/Gower Mgmt Co Holdings, L.P., which is the sole member of Riverstone Holdings LLC, which is the sole member of Riverstone Echo GP, LLC, which is the general partner of Riverstone Echo Partners, L.P., which is the sole member of each of Riverstone ECF GP, LLC (“ECF GP”) and Riverstone Echo Rollover GP, LLC (“Echo Rollover GP”). ECF GP is the general partner of Echo Continuation Holdings. Echo Rollover GP is the general partner of Echo Rollover Holdings. Riverstone Enviva Holdings GP, LLC (“Riverstone Enviva Holdings”) is managed by its members, Echo Continuation Holdings and Echo Rollover Holdings. Echo Continuation Holdings and Echo Rollover Holdings are the managing members of Enviva Cottondale Acquisition I, LLC, which is the sole member of PledgeCo. Echo Continuation Holdings and Echo Rollover Holdings have or share voting and investment discretion with respect to the securities beneficially owned by PledgeCo.

(2)
As reported in a Schedule 13D filed with the SEC on June 10, 2021, Inclusive Capital Partners, L.P. (“In-Cap”) and Inclusive Capital Partners Spring Fund Manager, L.L.C. (“In-Cap Spring Fund Manager”) or Inclusive Capital Partners Spring Fund Manager II, L.L.C., a Delaware limited liability company (“In-Cap Spring Fund II Manager”), have been granted investment and voting discretion over the common units held by Inclusive Capital Partners Spring Master Fund, L.P. (f/k/a ValueAct Spring

Master Fund, L.P.), a British Virgin Islands limited partnership (“In-Cap Spring Master Fund”). In-Cap acts as investment manager to In-Cap Spring Master Fund. The managing member of In-Cap Spring Fund Manager and In-Cap Spring Fund II Manager is Inclusive Capital Partners Holdco, L.P., a Delaware limited partnership (“In-Cap Holdco”). In-Cap is the general partner of In-Cap Holdco. Inclusive Capital Partners, L.L.C., a Delaware limited liability company (“In-Cap LLC”), is the general partner of In-Cap. Mr. Ubben is the controlling member of the management committee of In-Cap LLC.
(3)
Of these 222,825 common units, 165,928 are held by the Bumgarner Family Trust. Mr. Bumgarner has investment control over these units.

(4)
This column does not include phantom unit awards granted to our directors and officers pursuant to the LTIP.

COMPARISON OF THE RIGHTS OF STOCKHOLDERS AND UNITHOLDERS
The rights of the Unitholders are currently governed by the Partnership Agreement and the Delaware LP Act. After the Conversion, the Unitholders will become Stockholders, and their rights will be governed by the DGCL and the Charter and the Bylaws that will be in effect upon consummation of the Conversion. See “Description of Enviva Inc. Capital Stock” for a summary of the terms of the Charter and Bylaws to be in effect upon consummation of the Conversion.
Set forth below are material differences among the rights of a holder of Common Stock under the Charter, the Bylaws and the DGCL, on the one hand, and the rights of a holder of Units under the Partnership Agreement and the Delaware LP Act, on the other hand. The identification of specific differences is not intended to indicate that other equally significant or more significant differences do not exist.
The following summary does not reflect any rules of the NYSE or any other national exchange that may apply to the Partnership or the Corporation in connection with the matters discussed. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the Delaware LP Act, the DGCL, the Partnership Agreement, the Charter and the Bylaws.
The Stockholders Agreement (as defined herein), provides certain holders of Common Stock with additional rights. Please see “Description of Enviva Inc.’s Capital Stock — Stockholders Agreement.”
Purpose
The Corporation	The Partnership
The stated purpose of the Corporation will be to engage in any lawful act or activity for which corporations may be organized under the DGCL.	The Partnership’s purpose under the Partnership Agreement is limited to any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized under Delaware law; provided that the General Partner shall not cause the Partnership to take any action that the General Partner determines would be reasonably likely to cause the Partnership to be treated as an association taxable as a corporation or otherwise taxable as an entity for U.S. federal income tax purposes.
Authorized Capital
The Corporation	The Partnership

The Corporation will be authorized to issue 700,000,000 shares of capital stock consisting of (i) 600,000,000 shares of Common Stock and (ii) 100,000,000 shares of preferred stock, $0.001 par value per share.
The New Board will be authorized to issue one or more series of preferred stock and to establish the terms of such series.
The Partnership may issue additional partnership interests and derivative instruments for any purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine, all without the approval of any limited partners.

Dividends / Distributions
The Corporation	The Partnership
The Corporation will be permitted to pay dividends on its outstanding shares of stock from lawfully available funds from time to time, which dividends may be paid in either cash, stock of the Corporation, or other property, subject to the provisions of the Charter and the DGCL.	The General Partner has adopted a cash distribution policy, which it may change from time to time without amendment to the Partnership Agreement. Distributions will be made as and when declared by the General Partner. All distributions required to be made under the Partnership Agreement or otherwise made by the Partnership shall be made subject to Delaware law. Each distribution in respect of a Partnership interest shall be paid by the Partnership, directly or through any transfer agent or through any other person or agent, only to the record holder of such Partnership interest as of the record date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any person who may have an interest in such payment by reason of an assignment or otherwise.
Business Combinations
The Corporation	The Partnership

Under the DGCL, the consummation of a merger or consolidation generally requires the adoption of a resolution approving an agreement of merger or consolidation and declaring its advisability by the board of directors of a corporation that is a constituent corporation in the merger or consolidation and requires that the agreement of merger or consolidation be adopted by the affirmative vote of holders of a majority of the outstanding stock of that corporation entitled to vote thereon. There are limited exceptions under the DGCL providing that a merger may be effected without stockholder approval, including that no vote of the stockholders of a constituent corporation is required where that constituent corporation is the surviving corporation and:
•
such corporation’s certificate of incorporation is not amended in the merger;

•
the stockholders of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and rights, immediately after the effective date of the merger; and

•
either no shares of common stock of the surviving corporation and no shares, securities or

A merger, consolidation or conversion of the Partnership requires the prior consent of the General Partner. However, the General Partner may decline to consent to a merger or consolidation in its sole discretion.
In addition, the partnership agreement generally prohibits the General Partner, without the prior approval of the holders of a majority of the Units, voting as a single class (a “Unit Majority”), from causing the Partnership to sell, exchange or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related transactions, including by way of merger, consolidation or other combination. The General Partner may, however, mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Partnership’s assets without such approval. The General Partner may also sell all or substantially all of the Partnership’s assets under a foreclosure or other realization upon those encumbrances without such approval. Finally, the General Partner may consummate any merger without the prior approval of Unitholders if the Partnership is the surviving entity in the transaction, the General Partner has received an opinion of counsel regarding limited liability and tax matters, the transaction would not result in a material amendment to the partnership agreement

The Corporation	The Partnership

obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.
The DGCL contains a business combination statute that protects domestic corporations subject to its provisions from hostile takeovers and from actions following such a takeover, by prohibiting some transactions once an acquirer has gained a significant holding in the corporation unless certain requirements are met. Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless: (i) the board of directors of the target corporation has approved, before the acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or (iii) after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Section 203 of the DGCL permits a Delaware corporation to elect not to be governed by the provisions of Section 203, and the Corporation has not made such an election. Therefore, the Corporation will be governed by the provisions of Section 203 of the DGCL.
Under Section 262 of the DGCL, a stockholder may dissent from, and receive payments in cash for,
(other than an amendment that the General Partner could adopt Units that will be an identical unit of the Partnership following the transaction and the partnership securities to be issued do not exceed 20% of the Partnership’s outstanding partnership interests immediately prior to the transaction. If the conditions specified in the Partnership’s partnership agreement are satisfied, the General Partner may convert the Partnership or any of its subsidiaries into a new limited liability entity or merge the Partnership or any of the Partnership’s subsidiaries into, or convey all of the Partnership’s assets to, a newly formed entity, if the sole purpose of that conversion, merger or conveyance is to effect a mere change in the Partnership’s legal form into another limited liability entity, we have received an opinion of counsel regarding limited liability and tax matters and the governing instruments of the new entity provide its limited partners and the Partnership’s general partner with the same rights and obligations as contained in the Partnership’s partnership agreement. The Unitholders are not entitled to dissenters’ rights of appraisal under the Partnership Agreement or applicable Delaware law in the event of a conversion, merger or consolidation, a sale of substantially all of the Partnership’s assets or any other similar transaction or event.

The Corporation	The Partnership

the fair value of his or her shares as appraised by the Court of Chancery of the State of Delaware, referred to as appraisal rights, in connection with certain statutory mergers or consolidations if the stockholder has neither voted in favor of nor consented in writing to the merger or consolidation and has complied with the other requirements of Section 262.
However, no appraisal rights are available under Delaware law to holders of shares of any class of stock which is either (1) listed on a national securities exchange, or (2) held of record by more than 2,000 stockholders. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger to accept for their shares anything other than:
•
shares of stock of the surviving corporation;

•
shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders;

•
cash instead of fractional shares of such stock; or

•
any combination of the above three bullets.

Appraisal rights are not available under Delaware law in the event of the sale of all or substantially all of a corporation’s assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation’s certificate of incorporation. The Charter will not grant such rights.

Management
The Corporation	The Partnership
In accordance with the DGCL, except as otherwise provided in the DGCL and the Charter, the Corporation’s business and affairs will be managed by or under the direction of the New Board. The Charter and the Bylaws will provide that the number of directors will be fixed by the New Board, subject to the terms of the Stockholders Agreement, as described herein.	The General Partner conducts, directs and manages all activities of the Partnership. Except as otherwise expressly provided in the Partnership Agreement, all management powers over the business and affairs of the Partnership is exclusively vested in the General Partner, and no limited partner has any management power over the business and affairs of the Partnership. Certain actions by the GP Board require approval of the members of the General Partner, as set forth in the GP LLC Agreement.

Nomination and Election of Directors
The Corporation	The Partnership

At any meeting of the Stockholders at which directors are to be elected, so long as a quorum is present, the directors shall be elected by a plurality of the votes validly cast in such election.
At a meeting of the Stockholders, only such nominations for the election of directors and such other matters may be considered as having been properly brought before the meeting. To be properly brought before an annual meeting, nominations and proposals of other business to be considered by the Stockholders must be brought: (1) pursuant to the Corporation’s notice of meeting, (2) by or at the direction of the New Board or any committee thereof or (3) by a Stockholder who is a Stockholder of record at the time such notice of meeting is given, who is entitled to vote at the meeting and who complies with any other procedures established by the Corporation.
The Partnership’s directors are jointly appointed by the Riverstone Echo Funds.
Stockholder Proposals and Director Nominations; Proxy Access
The Corporation	The Partnership

The Bylaws will establish advance notice procedures for Stockholder proposals, including nominations and other business, to be properly brought at an annual meeting of Stockholders. In order for any matter to be “properly brought” before a meeting, a Stockholder will have to comply with advance notice requirements and provide the Corporation with a notice that includes specified information. For an annual meeting, that notice must be delivered to the Secretary of the Corporation at the Corporation’s principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (unless the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, in which case such notice must be delivered no earlier than the close of business on the 150th day prior to such annual meeting or later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day after the first public disclosure of the date of such meeting by the Corporation).
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the New Board. For a notice of nomination to be timely in connection with a special meeting called by the Corporation for the purpose of electing directors,
Neither the Partnership Agreement nor the GP LLC Agreement provides for Unitholders proposals, director nominations or proxy access procedures.

The Corporation	The Partnership
such notice must be delivered to the Secretary at the Corporation’s principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if the first public announcement of the date of the special meeting is fewer than 100 days prior to the date of such special meeting, the 10th day after the first public announcement and the nominees proposed by the New Board to be elected at such meeting.
Removal of Directors; Withdrawal or Removal of General Partner
The Corporation	The Partnership
The Charter and the Bylaws will provide that, subject to the rights of the holders of any series of preferred stock, any director, or the entire New Board, may be removed from office at any time, with or without case, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.
Notwithstanding anything in the GP LLC Agreement or applicable law to the contrary, any director may be removed at any time with or without cause upon the unanimous approval of the Riverstone Echo Funds.
Except as described below, the General Partner has agreed not to withdraw voluntarily as the general partner prior to March 31, 2025 without obtaining the approval of the holders of at least a majority of the outstanding Units, excluding Units held by the General Partner and its affiliates, and furnishing an opinion of counsel regarding limited liability and tax matters. On or after March 31, 2025, the General Partner may withdraw as general partner without first obtaining approval of any Unitholder by giving 90 days’ written notice, and that withdrawal will not constitute a violation of the Partnership Agreement.

Notwithstanding the information above, the General Partner may withdraw without Unitholder approval upon 90 days’ notice to its limited partners if at least 50% of the outstanding Units are held or controlled by one person and its affiliates, other than the General Partner and its affiliates. In addition, the Partnership Agreement permits the General Partner, in some instances, to sell or otherwise transfer all of its general partner interest in the Partnership without the approval of the Unitholders.
Upon withdrawal of the General Partner under any circumstances, the holders of a Unit Majority may select a successor to that withdrawing general partner. If a successor is not elected, or is elected but an opinion of counsel regarding limited liability and tax matters cannot be obtained, the Partnership will be dissolved, wound up and liquidated, unless within a specified period after that withdrawal, the

The Corporation	The Partnership
holders of a Unit Majority agree in writing to continue the Partnership’s business and to appoint a successor general partner.
The General Partner may not be removed unless that removal is approved by the vote of the holders of not less than 66 2/3% of the outstanding Units, voting together as a single class, including Units held by the General Partner and its affiliates and we receive an opinion of counsel regarding limited liability and tax matters. Any removal of the General Partner is also subject to the approval of a successor general partner by the vote of the holders of a majority of the outstanding Units, voting as a class. The ownership of more than 33 1/3% of the outstanding Units by the General Partner and its affiliates gives them the ability to prevent the General Partner’s removal.
In the event of the removal of the General Partner under circumstances where cause exists or withdrawal of the General Partner where that withdrawal violates the Partnership Agreement, a successor general partner will have the option to purchase the general partner interest of the departing general partner and its affiliates for a cash payment equal to the general partner interest for such fair market value of those interests. Under all other circumstances where the General Partner withdraws or is removed by its limited partners, the departing general partner will have the option to require the successor general partner to purchase the General Partner interest of the departing general partner and its affiliates for fair market value. In each case, this fair market value will be determined by agreement between the departing general partner and the successor general partner. If no agreement is reached, an independent investment banking firm or other independent expert selected by the departing general partner and the successor general partner will determine the fair market value. Or, if the departing general partner and the successor general partner cannot agree upon an expert, then an expert chosen by agreement of the experts selected by each of them will determine the fair market value.
If the option described above is not exercised by either the departing general partner or the successor general partner, the departing general partner’s general partner interest will automatically convert into Units equal to the fair market value of those interests as determined by an investment banking firm or other independent expert selected in the manner described in the preceding paragraph.

The Corporation	The Partnership
In addition, the Partnership will be required to reimburse the departing general partner for all amounts due the departing general partner, including, without limitation, all employee-related liabilities, including severance liabilities, incurred as a result of the termination of any employees employed for the Partnership’s benefit by the departing general partner or its affiliates.
Filling Vacancies on the Board; Replacing the General Partner
The Corporation	The Partnership
The Charter will provide that, subject to the rights of the holders of any series of preferred stock, any vacancies on the New Board for any reason and any newly created directorships resulting by reason of any increase in the number of directors shall be filled solely by a majority of the total number of directors then in office, although less than a quorum. Any director so chosen, not resulting from an increase in the number of directors, shall hold office for the remaining term of his or her predecessor unless otherwise determined by the New Board.	Any vacancies may be filled jointly by the Riverstone Echo Funds. See also “— Removal of Directors; Withdrawal of General Partner.”
Change of Management and Anti-Takeover Provisions
The Corporation	The Partnership

Some provisions of Delaware law contain, and the Charter and the Bylaws will contain, provisions that could make the following transactions more difficult: acquisitions of the Corporation by means of a tender offer, a proxy contest or otherwise; or removal of the Corporation’s incumbent officers and directors. These provisions may also have the effect of preventing changes in the Corporation’s management. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that the Stockholders may otherwise consider to be in their best interest or in the Corporation’s best interests, including transactions that might result in a premium over the market price for the Common Stock.
The Corporation will not have a rights agreement or “poison pill” in place immediately following the consummation of the Merger.
The Corporation has not elected to opt out of being governed by the provisions of Section 203 of the DGCL.
The Partnership Agreement contains specific provisions that are intended to discourage a person or group from attempting to remove the General Partner or otherwise change Partnership’s management. If any person or group other than the General Partner and its affiliates acquires beneficial ownership of 20% or more of any class or series of Units, that person or group loses voting rights on all of its Units. This loss of voting rights does not apply to any person or group that acquires the Units from the General Partner or its affiliates and any transferees of that person or group approved by the General Partner, to any person or group who acquires the Units with the prior approval of the board of the General Partner. See also “— Removal of Directors; Withdrawal or Removal of General Partner.”

Preemptive Rights
The Corporation	The Partnership
None.	None.
Amendment of Governing Documents
The Corporation	The Partnership

The Charter will provide that the Corporation may generally amend, alter or repeal any provision in the Charter, and add or insert any other provisions authorized by the laws of the State of Delaware, in the manner then prescribed by the laws of the State of Delaware. Under the DGCL, the Charter may also be amended or repealed by the affirmative vote of at least a majority of the outstanding stock entitled to vote thereon.
The Bylaws will provide that the Bylaws may be amended, altered or repealed by (1) the New Board or (2) the Stockholders upon the affirmative vote of at least a majority of the voting power of the shares of stock entitled to vote thereon.

General
Amendments to the Partnership Agreement may be proposed only by the General Partner. However, the General Partner will have no duty or obligation to propose any amendment and may decline to do so in its sole discretion. In order to adopt a proposed amendment, other than the amendments discussed below, the General Partner is required to seek written approval of the holders of the number of Units required to approve the amendment or to call a meeting of the limited partners to consider and vote upon the proposed amendment. Except as described below, an amendment must be approved by a Unit Majority.

Prohibited Amendments
No amendment may be made that would:
• enlarge the obligations of any limited partner without its consent, unless approved by at least a majority of the type or class of limited partner interests so affected; or

•
enlarge the obligations of, restrict, change or modify in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable by the Partnership to, the General Partner or any of its affiliates without the consent of the General Partner, which consent may be given or withheld in its sole discretion.

The provision of the Partnership Agreement preventing the amendments having the effects described in the clauses above can be amended upon the approval of the holders of at least 90% of the outstanding Units, voting as a single class (including Units owned by the General Partner and its affiliates).
No Unitholder Approval
The General Partner may generally make amendments to the Partnership Agreement without the approval of any limited partner to reflect:
• a change in the Partnership’s name, the location of the Partnership’s principal place of business, the Partnership’s registered agent or the

The Corporation	The Partnership
Partnership’s registered office;
• the admission, substitution, withdrawal or removal of partners in accordance with the Partnership Agreement;

•
a change that the General Partner determines to be necessary or appropriate to qualify or continue the Partnership’s qualification as a limited partnership or other entity in which its limited partners have limited liability under the laws of any state or to ensure that neither we nor any of the Partnership’s subsidiaries will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed);

•
an amendment that is necessary, in the opinion of the Partnership’s counsel, to prevent the Partnership or the General Partner or its directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

•
an amendment that the General Partner determines to be necessary or appropriate in connection with the creation, authorization or issuance of additional partnership interests or the right to acquire partnership interests and derivative instruments;

• any amendment expressly permitted in the Partnership Agreement to be made by the General Partner acting alone;
• an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Partnership Agreement;

•
any amendment that the General Partner determines to be necessary or appropriate for the formation by the Partnership of, or the Partnership’s investment in, any corporation, partnership, joint venture, limited liability company or other entity, as otherwise permitted by the Partnership Agreement;

• a change in the Partnership’s fiscal year or taxable year and related changes;
• conversions into, mergers with or conveyances to another limited liability entity that is newly

The Corporation	The Partnership
formed and has no assets, liabilities or operations at the time of the conversion, merger or conveyance other than those it receives by way of the conversion, merger or conveyance; or
• any other amendments substantially similar to any of the matters described in the clauses above.

In addition, the General Partner may make amendments to the Partnership Agreement, without the approval of any limited partner, if the General Partner determines that those amendments:
•
do not adversely affect the limited partners, considered as a whole, or any particular class of limited partners, in any material respect;

•
are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

•
are necessary or appropriate to facilitate the trading of limited partner interests or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the limited partner interests are or will be listed for trading;

•
are necessary or appropriate for any action taken by the General Partner relating to splits or combinations of Units under the provisions of the Partnership Agreement;

•
are necessary or appropriate in connection with the creation, authorization or issuance of any class or series of partnership securities; or

•
are required to effect the intent expressed in this proxy statement or the intent of the provisions of the Partnership Agreement or are otherwise contemplated by the Partnership Agreement.

Any amendment that the General Partner determines adversely affects in any material respect one or more particular classes of limited partners will require the approval of at least a majority of the class or classes so affected, but no vote will be required by any class or classes of limited partners that the General Partner determines are not adversely affected in any material respect. Any amendment that would have a material adverse effect on the rights or preferences of any type or class of outstanding Units in relation to other classes of Units will require the approval of at least a majority of the type or class of Units so affected.

The Corporation	The Partnership
Any amendment that would reduce or increase the voting percentage required to take any action other than to remove the general partner or call a meeting of Unitholders is required to be approved by the affirmative vote of limited partners whose aggregate outstanding Units constitute not less than the voting requirement sought to be reduced or increased. Any amendment that would increase the percentage of Units required to remove the general partner or call a meeting of Unitholders must be approved by the affirmative vote of limited partners whose aggregate outstanding Units constitute not less than the percentage sought to be increased. For amendments of the type not requiring Unitholder approval, the General Partner will not be required to obtain an opinion of counsel that an amendment will neither result in a loss of limited liability to the limited partners nor result in the Partnership being treated as a taxable entity for federal income tax purposes in connection with any of the amendments. No other amendments to the Partnership Agreement will become effective without the approval of holders of at least 90% of the outstanding Units, voting as a single class, unless we first obtain an opinion of counsel to the effect that the amendment will not affect the limited liability under applicable law of any of the Partnership’s limited partners.
Voting Rights; Meetings; Action by Written Consent
The Corporation	The Partnership

The Charter will provide that every holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation.
The Charter and the Bylaws will provide that special meetings may be called at any time by the Chairman of the New Board or the New Board pursuant to a resolution adopted by a majority of the members of the New Board. Stockholders may not call special meetings.
The Charter will provide that any action required or permitted to be taken by the Stockholders may be taken only at a duly called annual or special meeting of Stockholders and may not be taken by any consent in writing by such Stockholders.

The following is a summary of the Unitholder vote required for approval of the matters specified below.
In voting their Units, affiliates of the General Partner have no fiduciary duty or obligation whatsoever to the Partnership or its limited partners, including any duty to act in good faith or in the best interests of the Partnership or its limited partners.
•
Issuance of Additional Units — No Approval Right

•
Election of the GP Board — All directors on the GP Board will be jointly appointed by Riverstone Echo Funds.

•
Amendment of the Partnership Agreement — Certain amendments may be made by the General Partner without the approval of the Unitholders. Other amendments generally require the approval of a Unit Majority.

The Corporation	The Partnership

•
Merger of the Partnership or the sale of all or substantially all of the Partnership’s assets — Unit Majority in certain circumstances. See “Comparisons of the Rights of Stockholders and Unitholders — Business Combinations”

• Dissolution of the Partnership’s partnership — Unit Majority
• Continuation of the Partnership’s business upon dissolution — Unit Majority.

•
Withdrawal of the General Partner — Under most circumstances, the approval of a majority of the Units, excluding Units held by the General Partner and its affiliates, is required for withdrawal of the General Partner prior to March 31, 2025 in a manner that would cause a dissolution of the Partnership.

• Removal of the General Partner — Not less than 66 2/3% of the outstanding Units, voting as a single class, including Units held by the General Partner and its affiliates.
• Transfer of the General Partner interest — No approval right

•
Transfer of ownership interests in the General Partner — No approval right

If any person or group other than the General Partner and its affiliates acquires beneficial ownership of 20% or more of any class of Units, that person or group loses voting rights on all of its Units. This loss of voting rights does not apply to any person or group that acquires the Units from the General Partner or its affiliates and any transferees of that person or group approved by the General Partner or to any person or group who acquires the Units with the specific prior approval of the General Partner.

Indemnification and Limitation on Liability
The Corporation	The Partnership

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties. The DGCL does not permit exculpation for liability:
•
for breach of duty of loyalty;

•
for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

Under the Partnership Agreement, in most circumstances, the Partnership will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:
•
the General Partner;

•
any departing general partner;

•
any person who is or was an affiliate of a general partner or any departing general partner;

The Corporation	The Partnership

•
under Section 174 of the DGCL (which deals generally with unlawful payments of dividends, stock repurchases and redemptions); and

•
for transactions from which the director derived improper personal benefit.

The Charter will eliminate the personal liability of directors for monetary damages for any breach of fiduciary duty, except to the extent such exemption is not permitted under the DGCL.
The Bylaws will provide that the Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact such person is or was a director, officer or employee, of the Corporation or, while a director, officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity, against all liability and loss suffered and expenses reasonably incurred.
The Bylaws will further provide that the Corporation shall advance expenses incurred in defending any such proceeding to any such indemnitees, provided, however, that, to the extent required by law, such advancement of expenses shall be made only upon receipt of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified for such expenses under the Bylaws or otherwise.

•
any person who is or was a manager, managing member, general partner, director, officer, fiduciary or trustee of the Partnership, its subsidiaries, the General Partner, any departing general partner or any of their affiliates;

•
any person who is or was serving as a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of another person owing a fiduciary duty to the Partnership or the Partnership’s subsidiaries;

•
any person who controls the General Partner or any departing general partner; and

•
any person designated by the General Partner.

Any indemnification under these provisions will only be out of the Partnership’s assets. Unless it otherwise agrees, the General Partner will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Partnership to enable it to effectuate, indemnification. The Partnership may purchase insurance against liabilities asserted against and expenses incurred by persons for the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify the person against liabilities under the Partnership Agreement.

Conflicts of Interest; Fiduciary Duties
The Corporation	The Partnership

Under the DGCL, a transaction or contract involving an interested officer or director is not void or voidable solely because of the officer’s or director’s interest if:
•
the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors (or committee thereof) and a majority of the disinterested directors vote to authorize the transaction in good faith, even though the disinterested directors might be less than a quorum;

•
the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the

The General Partner is generally authorized to perform all acts it determines to be necessary or appropriate to carry out the Partnership’s purposes and to conduct the Partnership’s business.
Amendments to the Partnership Agreement may be proposed only by the General Partner. However, the General Partner will have no duty or obligation to propose any amendment and may decline to do so free of any fiduciary duty or obligation whatsoever to the Partnership or its limited partners, including any duty to act in good faith or in the best interests of the Partnership or its limited partners. In order to adopt a proposed amendment, other than the amendments discussed below, the General Partner is required to seek written approval of the holders of the number of Units required to approve the amendment or to call a meeting of the limited

The Corporation	The Partnership

transaction is specifically approved in good faith by vote of the stockholders; or
•
the contract or transaction is fair to the corporation at the time it is authorized, approved or ratified by the board of directors (or committee thereof) or the stockholders.

partners to consider and vote upon the proposed amendment. Except as described below, an amendment must be approved by a Unit Majority.
A merger, consolidation or conversion of the Partnership requires the prior consent of the General Partner. However, the General Partner will have no duty or obligation to consent to any merger, consolidation or conversion and may decline to do so free of any fiduciary duty or obligation whatsoever to the Partnership or its limited partners, including any duty to act in good faith or in the best interest of the Partnership or its limited partners.
To the extent that, at law or in equity, the General Partner or any other indemnitee would have duties (including fiduciary duties) to the Partnership, to another partner, to any person who acquires an interest in a Partnership interest or to any other person bound by the Partnership Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties expressly set forth herein. The elimination of duties (including fiduciary duties) and replacement thereof with the duties expressly set forth in the Partnership Agreement are approved by the Partnership, each of the partners, each other person who acquires an interest in a Partnership interest and each other person bound by the Partnership Agreement.

Taxation
The Corporation	The Partnership

The Corporation will be a Delaware corporation and will be treated as an association taxable as a corporation for U.S. federal income tax purposes. Each Stockholder will receive a Form 1099 with respect to distributions received on its Common Stock.
See “Material U.S. Federal Income Tax Consequences.”

The Partnership is classified as a partnership for U.S. federal income tax purposes and is not generally subject to entity-level U.S. federal income taxes.
Each Unitholder receives a Schedule K-1 from the Partnership reflecting such Unitholder’s share of the Partnership’s items of income, gain, loss, and deduction for each taxable year.

DESCRIPTION OF ENVIVA INC.’S CAPITAL STOCK
This section of the proxy statement summarizes the material terms of the Corporation’s capital stock that will be in effect if the Conversion is completed. For greater detail on the provisions that may be important to you, you are encouraged to read the Charter, a form of which is attached to the Plan of Conversion, and the Bylaws, a form of which is attached as Annex B to this proxy statement, each of which are hereby incorporated by reference, and the DGCL.
Authorized Capital Stock of the Corporation
The authorized capital stock of the Corporation will consist of 700,000,000 shares of capital stock consisting of 600,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, $0.001 par value per share.
Common Stock
Except as provided by law or in a preferred stock designation, Stockholders will be entitled to one vote for each share held of record on all matters submitted to a vote of the Stockholders, will have the right to vote for the election of directors and will not have cumulative voting rights. Subject to preferences that may be applicable to any outstanding shares or series of preferred stock, Stockholders will be entitled to receive ratably such dividends (payable in cash, stock or other property), if any, as may be declared from time to time by the New Board out of funds legally available for dividend payments. All outstanding shares of Common Stock will be fully paid and non-assessable. The Stockholders will have no preemptive or preferential rights to acquire or subscribe for any shares of Common Stock. In the event of any liquidation, dissolution or winding-up of the Corporation’s affairs, Stockholders will be entitled to share ratably in the Corporation’s assets that are remaining for distribution to its Stockholders and after liquidation payments to holders of outstanding shares of preferred stock, if any. Following the consummation of the Conversion, there are expected to be approximately           shares of Common Stock outstanding.
Preferred Stock
The Charter will authorize the New Board, subject to any limitations prescribed by law, without further stockholder approval, to establish and to issue from time to time one or more series of preferred stock, par value $0.001 per share, covering up to an aggregate of 100,000,000 shares of preferred stock. Each series of preferred stock will cover the number of shares and will have the powers, preferences, privileges, rights, qualifications, limitations and restrictions determined by the New Board, which may include, among others, dividend rights, liquidation preferences, voting rights, whether subject to retirement or sinking funds, conversion rights, preemptive rights and redemption rights. Except as provided by law or in a preferred stock designation, the holders of preferred stock will not be entitled to vote at or receive notice of any meeting of stockholders.
Provisions of Enviva Inc.’s Certificate of Incorporation and Bylaws
Among other things, the Charter and the Bylaws:
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provide advance notice procedures with regard to stockholder nominations of candidates for election as directors or other stockholder proposals to be brought before meetings of Stockholders, which may preclude Stockholders from bringing certain matters before the Stockholders at an annual or special meeting;

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provide that notice of stockholder proposals must be timely given in writing to the Corporation’s secretary prior to the meeting at which the action is to be taken;

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provide that, generally, to be timely, notice must be delivered to the Secretary of the Corporation at the Corporation’s principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (unless the date of the annual meeting is more than 30 days before or after such anniversary date, in which case such notice must be delivered no earlier than the close of business on the 150th day prior to such annual meeting or later than the close of business on the later of the

120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day after the first public disclosure of the date of such meeting by the Corporation);
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provide the New Board the ability to authorize issuance of preferred stock in one or more series, which makes it possible for the New Board to issue, without Stockholder approval, preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of the Corporation and which may have the effect of deterring hostile takeovers or delaying changes in control or management of the Corporation;

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provide that the authorized number of directors may be changed only by resolution of the New Board;

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provide that, subject to the rights of holders of any series of preferred stock to elect directors or fill vacancies in respect of such directors as specified in the related preferred stock designation, all vacancies, including newly created directorships, be filled by the affirmative vote of holders of a majority of directors then in office, even if less than a quorum, or by the sole remaining director, and will not be filled by Stockholders;

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provide that, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, if any, any action required or permitted to be taken by the Stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing in lieu of a meeting of such Stockholders;

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provide that, subject to the rights of the holders of shares of any series of preferred stock, if any, to remove directors elected by such series of preferred stock pursuant to the Charter (including any preferred stock designation thereunder), any director, or the entire New Board, may be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon;

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provide that special meetings of Stockholders may only be called by the Chairman of the New Board or the New Board pursuant to a resolution adopted by a majority of the members of the New Board;

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provide that the provisions of the Charter can only be amended or repealed by (a) the Corporation in the manner then prescribed by the laws of the State of Delaware or (b) the Stockholders upon the affirmative vote of a majority of the outstanding stock entitled to vote thereon; and

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provide that the Bylaws can be amended, altered or repealed by (a) the New Board or (b) the Stockholders upon the affirmative vote of at least a majority of the voting power of the shares of stock entitled to vote thereon.

Delaware Anti-Takeover Law
Section 203 of the DGCL provides that, subject to exceptions specified therein, a Delaware corporation may not engage in any “business combination,” including, among other things, certain mergers or consolidations with an “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder, unless:
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prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding specified shares); or

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on or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of holders of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

Except as otherwise specified in Section 203, an “interested stockholder” is defined to include:
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any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the date of determination; and

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the affiliates and associates of any such person.

Under some circumstances, Section 203 makes it more difficult for a person that is an interested stockholder to effect various business combinations for a three-year period. Section 203 of the DGCL permits a Delaware corporation to elect not to be governed by the provisions of Section 203. The Corporation has not elected to opt out of being governed by such provisions.
Stockholders’ Agreement
In connection with the Merger, the Partnership entered into a stockholders’ agreement (the “Stockholders Agreement”), which will be effective upon consummation of the Conversion, with Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P. and each of their respective affiliates that will own shares of Common Stock following the Conversion (collectively, the “Riverstone Stockholders”). The Stockholders Agreement provides for the composition of the New Board. In addition, for so long as the Riverstone Stockholders hold at least 30% of the Common Stock, the Partnership agreed that it would not, without the approval of the Riverstone Stockholders:
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amend the Corporation’s certificate of incorporation or bylaws;

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undertake any transaction involving a merger of the Partnership or that would otherwise constitute a change of control;

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commence any voluntary dissolution, reorganization, recapitalization or liquidation of the Partnership;

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make a voluntary filing of a petition for bankruptcy or receivership by the Partnership, or fail to oppose any other person’s petition filed against the Partnership in any such proceeding;

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adopt any “poison pill” or shareholder rights plan;

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make any acquisition or disposition of assets or equity interests, in any transaction or series or related transactions, for aggregate consideration in excess of (A) 25% of the fair market value of the Partnership’s total assets or (B) 25% of the market capitalization of the Partnership, each as determined at the time of the approval of the agreement to enter into any such transaction or series of related transactions; or

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enter into any agreement to undertake or effect any of the foregoing actions.

The Stockholders Agreement will terminate upon the later of (a) such time as the Riverstone Stockholders hold less than 30% of the Common Stock and (b) the earlier of (1) the time at which the Corporation holds an annual meeting of its stockholders in 2022, if held, and (2) December 31, 2022.
Transfer Agent and Registrar
The transfer agent and registrar for the shares of Common Stock will be American Stock Transfer & Trust Company, LLC.
Listing
The shares of Common Stock issued in connection with the Conversion will trade on the NYSE under the symbol “EVA.”

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general discussion of the material U.S. federal income tax consequences of (i) the Conversion to Unitholders that are U.S. holders (as defined below) and (ii) the ownership and disposition of Common Stock by such U.S. holders who receive Common Stock pursuant to the Conversion. This discussion is limited to U.S. holders who hold their Units, and, if applicable, will hold their Common Stock received in connection with the Conversion, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). No rulings have been or will be sought from the Internal Revenue Service (the “IRS”) with respect to any of the tax consequences discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.
This discussion does not address the U.S. federal income tax consequences to Unitholders that are not U.S. holders. Non-U.S. holders should consult their tax advisors with respect to the U.S. federal income tax consequences of the Conversion and the ownership and disposition of any Common Stock received pursuant to the Conversion.
This discussion is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to U.S. holders in light of their particular facts and circumstances. In addition, this discussion does not address any tax consequences under any U.S. federal laws other than those pertaining to income taxes, nor does it address any tax consequences arising under the Medicare tax on certain investment income or arising under the laws of any state, local, or non-U.S. jurisdiction. Furthermore, this discussion does not apply to U.S. holders that may be subject to special treatment under the U.S. federal income tax laws, including, without limitation:
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banks, insurance companies or other financial institutions;

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tax-exempt or governmental organizations;

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“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

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dealers or brokers in stocks, securities, or non-U.S. currencies;

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persons whose functional currency is not the U.S. dollar;

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“controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax;

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traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

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persons subject to the alternative minimum tax;

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partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

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regulated investment companies or mutual funds;

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holders of Units that acquired such Units as compensation or through a tax-qualified retirement plan;

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holders of restricted Units or incentive Units granted under any benefit plan of the Partnership;

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certain former citizens or long-term residents of the United States; and

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holders of Units or, if applicable, Common Stock that hold such Units or Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Units or Common Stock, as applicable, that, for U.S. federal income tax purposes, is:

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an individual who is a citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (as defined in Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) which has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Units or Common Stock, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partnership, and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding Units should consult their tax advisors regarding the U.S. federal income tax consequences of the Conversion and the ownership and disposition of Common Stock received in connection with the Conversion to them.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION AND THE OWNERSHIP AND DISPOSITION OF COMMON STOCK RECEIVED IN CONNECTION WITH THE CONVERSION. EACH HOLDER OF UNITS IS STRONGLY URGED TO CONSULT WITH ITS OWN TAX ADVISOR AS TO THE APPLICATION OF THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO SUCH HOLDER’S PARTICULAR CIRCUMSTANCES.
Tax Consequences of the Conversion to U.S. Holders of Units
In General
For U.S. federal income tax purposes, the Conversion should be treated as follows. The Partnership should be deemed to have transferred all of its assets and liabilities to the Corporation, which is treated as a corporation for U.S. federal income tax purposes, and to have received in exchange for such transfer all of the Common Stock of the Corporation, which the Partnership then distributes to the Unitholders in complete liquidation of the Partnership.
If the Partnership’s tax basis in the assets transferred to the Corporation exceeds the amount of the Partnership’s liabilities assumed by the Corporation in the deemed transfer, no gain or loss should be recognized by the Partnership in connection with the Conversion. If the liabilities assumed exceed the tax basis of the Partnership’s assets deemed transferred, the Partnership would recognize gain in the amount of such excess, which gain would be allocated to the Unitholders in accordance with their percentage interests in the Partnership. If no gain or loss is recognized in connection with the Conversion, the tax basis of the assets transferred to the Corporation will not increase or decrease in connection with the Conversion. If gain is recognized by the Partnership, the amount of such gain would increase the basis of the assets transferred to the Corporation.
The foregoing description of the tax characterization of the Conversion is based on the assumption that the Unitholders will own, in the aggregate, at least 80% of the Corporation’s Common Stock outstanding immediately after the Conversion, excluding from the numerator any Common Stock received in connection with the Conversion that is sold after the Conversion pursuant to a plan or arrangement established before the Conversion (the “Control Assumption”). The Control Assumption should be correct unless, contrary to the knowledge of the Partnership, a group of Unitholders holding more than 20% of the Partnership’s Units agree prior to the Conversion to sell the Common Stock they receive in connection with the Conversion. If the Control Assumption is not correct, the Conversion should be treated as if the Partnership (i) sold all of its assets to the Corporation for an amount equal to the value of the Common

Stock received by the Partnership in the Conversion plus the amount of the Partnership’s liabilities assumed by the Corporation in the Conversion and (ii) distributed the Common Stock received in the Conversion to the Unitholders in complete liquidation of their interests in the Partnership. Accordingly, the Partnership would recognize gain (or loss) on the Conversion in an amount equal to the amount by which the value of the Common Stock received plus the amount of the Partnership’s liabilities assumed exceeds (or is less than) the tax basis of the assets transferred by the Partnership. Any such gain or loss would be allocated to the Unitholders in accordance with their percentage interests in the Partnership.
If the Control Assumption is not correct, the Corporation’s tax basis in the assets transferred by the Partnership would equal the value of the Common Stock deemed issued in connection with the Conversion plus the amount of the Partnership’s liabilities assumed, and the Corporation’s holding period in the assets would begin the day after the Conversion.
If the Control Assumption is correct and provided that the Partnership recognizes no gain or loss in connection with the Conversion, a Unitholder should not be allocated any gain or loss except to the extent that the Partnership’s liabilities allocated to such Unitholder for U.S. federal income tax purposes prior to the Conversion and assumed by the Corporation exceed such Unitholder’s tax basis in its Units. For U.S. federal income tax purposes, a Unitholder’s relief from such share of the Partnership’s liabilities is treated as if such Unitholder received a cash distribution from the Partnership in the amount of the liabilities deemed assumed by the Corporation. Based on (i) estimates and projections regarding the Partnership’s aggregate amount of liabilities and aggregate amount of adjusted tax basis in the assets of the Partnership, (ii) the purchase prices of (iii) the Units and the prior allocations of income, gain, loss, and deduction by the Partnership to the Unitholders, it is expected that (a) the Partnership will not recognize a material amount of gain, if any, as a result of the Conversion and (b) most of the public Unitholders will not will not recognize taxable income as a result of being relieved of Partnership liabilities. In particular, it is expected that all Unitholders who purchased their Units at a price greater than or equal to $22 in 2015 or 2016, and all Unitholders who purchased their Units in 2017 or later, will not recognize taxable income with respect to such Units as a result of being relieved of Partnership liabilities in excess of their tax bases in such Units. Unitholders who purchased Units at a price below $22 in 2015 or 2016 may be relieved of Partnership liabilities in excess of their respective bases, and such Unitholders are urged to consult their own tax advisors with respect to their specific circumstances.
Tax Basis and Holding Period in the Common Stock Received in Connection with the Conversion
The aggregate basis of the Common Stock received by a Unitholder in exchange for Units upon the deemed liquidation of the Partnership should equal the aggregate basis in the Units held by such Unitholder immediately before the Conversion (reduced by the amount of liabilities deemed assumed by the Corporation in connection with the Conversion) and increased by the gain, if any, that the Partnership recognizes in connection with the Conversion.
Unitholders will have a split holding period in the Common Stock received. To the extent that the value of Common Stock received is attributable to certain of the Partnership’s assets that would generate ordinary income when sold, the Common Stock received by a Unitholder in exchange for Units upon the deemed liquidation of the Partnership should have a holding period that begins on the day the Partnership converts to a corporation for U.S. federal income tax purposes. The remaining Common Stock will generally have a holding period that includes the period the assets were held by the Partnership prior to their deemed contribution to the Corporation.
Withholding
Under Section 1446(f) of the Code, a transferee of an interest in a partnership that is engaged in a U.S. trade or business is generally required to withhold 10% of the amount realized by the transferor unless the transferor certifies that it is not a foreign person. Although it is not entirely clear that the deemed transfers resulting from the Conversion should be treated as a disposition for purposes of Section 1446(f) of the Code, Treasury regulations provide that withholding will not be imposed on a transfer of an interest in a publicly traded partnership that occurs prior to January 1, 2022, and administrative guidance from the IRS further provides that the applicability date the Section 1446(f) withholding obligation has been deferred until January 1, 2023. Accordingly, the deemed transfers resulting from the Conversion are not expected to result in withholding under Section 1446(f) of the Code.
Tax Consequences to U.S. Holders of Owning and Disposing of Common Stock Received in Connection with the Conversion
Distributions on the Common Stock
Distributions of cash or other property on the Common Stock will constitute dividends for U.S. federal income tax purposes to the extent paid from the Corporation’s current or accumulated “earnings and profits” as determined under U.S. federal income tax principles. To the extent the amount of distributions exceeds the Corporation’s current and accumulated earnings and profits, such distribution will first be treated as a non-taxable return of capital to the extent of (and reducing, but not below zero) the U.S. holder’s adjusted tax basis in its Common Stock and thereafter be treated as capital gain from the sale or exchange of such Common Stock.
Under current law, non-corporate U.S. holders that receive distributions on the Common Stock that are treated dividends for U.S. federal income tax purposes generally will be subject to U.S. federal income tax at the reduced long-term capital gains rate, provided certain holding period requirements are met.
If a distribution or portion of a distribution on the Common Stock fails to qualify as a dividend for U.S. federal income tax purposes, corporate U.S. holders will be unable to utilize the corporate dividends-received deduction with respect to such distribution or portion thereof.
Gain or Loss on Disposition of the Common Stock
A U.S. holder generally will recognize capital gain or loss on a sale, exchange, certain redemptions, or other taxable disposition of Common Stock in an amount equal to the difference, if any, between (i) the amount realized upon the disposition of such Common Stock and (ii) the U.S. holder’s adjusted tax basis in such Common Stock. A U.S. holder’s tax basis in its Common Stock generally will be equal to the amount paid for such stock reduced (but not below zero) by distributions received on such stock that are not treated as dividends for U.S. federal income tax purposes. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock sold or disposed of is more than one year at the time of such taxable disposition. Under current law, long-term capital gains of individuals are generally subject to U.S. federal income tax at a reduced rate. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
Information returns may be required to be filed with the IRS in connection with distributions made on, or proceeds from the disposition of, Common Stock received in connection with the Conversion. A U.S. holder may be subject to U.S. backup withholding on distributions made on, or proceeds from the disposition of, Common Stock received in connection with the Conversion, unless such holder provides the applicable withholding agent with proof of its exemption from backup withholding or furnishes the applicable withholding agent with its taxpayer identification number, certified under penalties of perjury, and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding rules will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.
INVESTORS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS AND THE APPLICABILITY AND EFFECT OF ANY OTHER TAX LAWS, INCLUDING U.S. FEDERAL ESTATE AND GIFT TAX LAWS AND ANY U.S. STATE OR LOCAL OR NON-U.S. TAX LAWS, AND TAX TREATIES.

UNITHOLDER PROPOSALS
Ownership of Units does not entitle the Unitholders to make proposals at the special meeting.

HOUSEHOLDING OF PROXY STATEMENT
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more unitholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those unitholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to Unitholders residing at the same address, unless the Unitholders have notified the Partnership of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to in this proxy statement as “householding,” potentially provides extra convenience for unitholders and cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please follow these instructions:
•
If the Units are registered in the name of the Unitholder, please contact the Partnership at 7272 Wisconsin Ave., Suite 1800, Bethesda, Maryland 20814 to inform the Partnership of his or her request; or

•
If a bank, broker or other nominee holds the Units, the Unitholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Partnership files annual, quarterly and current reports and other information with the SEC under the Exchange Act. The Partnership also makes available free of charge on its website, www.envivabiomass.com, its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after it electronically files such material with, or furnishes it to, the SEC. Information contained on the Partnership’s website is not part of this proxy statement.
Unitholders can obtain any documents attached as exhibits to this proxy statement from the SEC through its website listed above or from the Partnership without charge by requesting them in writing or by telephone at the following address:
Enviva Partners, LP
7272 Wisconsin Ave., Suite 1800
Bethesda, Maryland 20814
Telephone: (301) 657-5560
Attention: Vice President, Associate General Counsel and Secretary
Telephone: (301) 657-5560
Email: info@envivabiomass.com

INFORMATION INCORPORATED BY REFERENCE
We “incorporate by reference” information into this proxy statement, which means that we disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained expressly in this proxy statement, and the information that we file later with the SEC will automatically supersede this information. You should not assume that (i) the information in this proxy statement is current as of any date other than the date on the front page of this proxy statement or (ii) any information we have incorporated by reference in this proxy statement is current as of any date other than the date of the document incorporated by reference.
We incorporate by reference the documents listed below and any documents filed by the Partnership with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 on any Current Report on Form 8-K, or corresponding information furnished under Item 9.01 or included as an exhibit), including all such documents the Partnership may file with the SEC between the date on which this proxy statement was initially filed with the SEC and the date on which the special meeting is held:
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the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020; the Partnership’s Current Reports on Form 8-K dated March 15, 2021, March 19, 2021, April 13, 2021, April 20, 2021 and October 15, 2021;

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the Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, as filed with the SEC on April 29, 2021 and July 29, 2021, respectively; and the description of the Units contained in the Partnership’s Registration Statement on Form 8-A filed with the SEC on April 28, 2015.

You may request a copy of any document incorporated by reference in this proxy statement and any exhibit specifically incorporated by reference in those documents, at no cost, by writing or telephoning the Partnership at the following address or telephone number:
Enviva Partners, LP
Attention: Investor Relations
7272 Wisconsin Ave., Suite 1800
Bethesda, Maryland 20814
Telephone: (301) 657-5560
Email: ir@envivabiomass.com

ANNEX A
FORM OF PLAN OF CONVERSION
This PLAN OF CONVERSION (this “Plan of Conversion”) sets forth certain terms of the conversion of Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), to a Delaware corporation to be named “Enviva Inc.” (the “Corporation”) pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the “Partnership Act”) and the General Corporation Law of the State of Delaware (the “DGCL”).
W I T N E S S E T H
WHEREAS, the Partnership was formed as a limited partnership in accordance with the Partnership Act and is currently governed by the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 14, 2021 (the “Partnership Agreement”);
WHEREAS, effective at least one day prior to the Effective Time (as defined below), the Partnership will file an Internal Revenue Service Form 8832 electing to be classified as a corporation for U.S. federal income tax purposes (the “Form 8832 Election”);
WHEREAS, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the Partnership Act and the DGCL, the Partnership will be converted to a Delaware corporation pursuant to and in accordance with Section 17-219 of the Partnership Act and Section 265 of the DGCL (the “Conversion”);
WHEREAS, in connection with the Conversion, all of the outstanding common units representing limited partner interests in the Partnership (each, a “Common Unit” and, collectively, the “Common Units”) will be converted into the right to receive shares of common stock of the Corporation and all of the outstanding general partner interests in the Partnership (the “GP Interests”) will be cancelled, retired and cease to exist, as provided in this Plan of Conversion; and
WHEREAS, capitalized terms used and not otherwise defined in this Plan of Conversion shall have the meanings given to them in the Partnership Agreement;
NOW, THEREFORE, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the Partnership Act and the DGCL, upon the filing and effectiveness of the Certificate of Conversion and the Certificate of Incorporation (each as defined below), the Partnership shall be converted to the Corporation.
ARTICLE I
THE CONVERSION
SECTION 1.01   Form 8832 Election.   Effective at least one day prior to the Effective Time (as defined below), the Partnership shall make the Form 8832 Election.
SECTION 1.02   The Conversion.   At the Effective Time (as defined below), the Partnership shall be converted to the Corporation and, for all purposes of the laws of the State of Delaware and otherwise, the Conversion shall be deemed a continuation of the existence of the Partnership in the form of a Delaware corporation. The Conversion shall not require the Partnership to wind up its affairs under Section 17-803 of the Partnership Act nor to pay its liabilities and distribute its assets under Section 17-804 of the Partnership Act, and the Conversion shall not constitute a dissolution of the Partnership. At the Effective Time, for all purposes of the laws of the State of Delaware and otherwise, all of the rights, privileges and powers of the Partnership, and all property, real, personal, and mixed, and all debts due to the Partnership, as well as all other things and causes of action belonging to the Partnership, shall remain vested in the Corporation and shall be the property of the Corporation, and the title to any real property vested by deed or otherwise in the Partnership shall not revert or be in any way impaired by reason of any provision of the Partnership Act, the DGCL, or otherwise; but all rights of creditors and all liens upon any property of the Partnership shall be preserved unimpaired, and all debts, liabilities, and duties of the Partnership shall remain attached to the

Corporation, and may be enforced against it to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by it in its capacity as a corporation. The rights, privileges, powers, and interests in property of the Partnership, as well as the debts, liabilities, and duties of the Partnership, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Corporation for any purpose of the laws of the State of Delaware or otherwise.
SECTION 1.03   Effective Time.   Upon the vote and approval of this Plan of Conversion by the Partnership’s unitholders, and at such time as specified in the Certificate of Conversion, Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), shall file the Certificate of Conversion in the form attached hereto as Exhibit A (the “Certificate of Conversion”) and the Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit B (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware pursuant to Section 265 of the DGCL. The Conversion shall become effective at the time specified in the Certificate of Conversion (such time of effectiveness, the “Effective Time”).
SECTION 1.04   Certificate of Incorporation and Bylaws of the Corporation.   At and after the Effective Time, the Certificate of Incorporation of the Corporation shall be in the form attached hereto as Exhibit B (the “Charter”), until amended in accordance with its terms and the DGCL. Effective immediately after the Effective Time, the board of directors of the Corporation (the “Board”) shall ratify and approve the bylaws of the Corporation.
SECTION 1.05   Directors and Officers.   At the Effective Time, the initial directors and officers of the Corporation shall be the individuals named to such positions by the board of directors of the General Partner at or prior to the Effective Time.
ARTICLE II
CONVERSION OF PARTNERSHIP INTERESTS; REGISTRATION OF SHARES;
GLOBAL STOCK CERTIFICATES
SECTION 2.01   Conversion of Partnership Interests.   At the Effective Time, (i) each Common Unit outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Corporation (“Common Stock”), and (ii) all of the GP Interests outstanding immediately prior to the Effective Time shall automatically be cancelled and extinguished and shall cease to exist without any conversion thereof, in each case without any action required on the part of the Partnership, the Corporation, the former holders of Common Units or the General Partner, as applicable.
SECTION 2.02   Registration in Book-Entry.   Shares of Common Stock shall not be represented by certificates but shall instead be uncertificated shares, unless the Board shall provide by resolution or resolutions otherwise. Promptly after the Effective Time, the Corporation shall register, or cause to be registered, in book-entry form, the shares of Common Stock into which the outstanding Common Units shall have been converted as a result of the Conversion.
SECTION 2.03   No Further Rights in Common Units or GP Interests.   The shares of Common Stock into which the outstanding Common Units shall have been converted as a result of the Conversion in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Common Units. The GP Interests shall be cancelled and extinguished and shall cease to exist as a result of the Conversion, and the General Partner shall cease to have any rights with respect thereto.

EXHIBIT A
Form of Certificate of Conversion

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A LIMITED PARTNERSHIP TO A
CORPORATION PURSUANT TO SECTION 265 OF
THE DELAWARE GENERAL CORPORATION LAW
1.)   The jurisdiction where the Limited Partnership first formed is Delaware.
2.)   The jurisdiction immediately prior to filing this Certificate is Delaware.
3.)   The date the Limited Partnership first formed is November 12, 2013.
4.)   The name of the Limited Partnership immediately prior to filing this Certificate is Enviva Partners, LP.
5.)   The name of the Corporation as set forth in the Certificate of Incorporation is Enviva, Inc.
IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Limited Partnership have executed this Certificate on the
             day of             , A.D.
By:

Name:
Title:

EXHIBIT B
Form of Certificate of Incorporation

FORM OF CERTIFICATE OF INCORPORATION OF
ENVIVA INC.
Enviva Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:
ARTICLE III
SECTION 3.01   Name of the Corporation.   The name of the Corporation is Enviva Inc.
ARTICLE IV
SECTION 4.01   Registered Office.   The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.
ARTICLE V
SECTION 5.01   Purpose.   The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as it currently exists or may hereafter be amended.
ARTICLE VI
SECTION 6.01   Authorized Capital Stock.   The total number of shares of stock that the Corporation shall have the authority to issue is 700,000,000 shares of stock, classified as (i) 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) and (ii) 600,000,000 shares of common stock, par value $0.001 per share (“Common Stock”).
SECTION 6.02   Preferred Stock.
(a)   Authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, privileges, rights, qualifications, limitations, and restrictions as are stated and expressed herein and in the resolutions providing for the issuance of each such class or series adopted by the Board and included in one or more certificates of designation (each, a “Preferred Stock Designation”), including the following:
(i)   whether the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether such class or series is to be entitled to vote as a separate class or series either alone or together with the holders of one or more other classes or series of stock;
(ii)   the number of shares to constitute the class or series and the designations thereof;
(iii)   the powers, preferences, privileges, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;
(iv)   whether the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), the terms upon which and the times when such shares shall be redeemable, and the manner of redemption;
(v)   whether the shares of any class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms relative to the operation thereof;

(vi)   the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the terms upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether such dividends shall be cumulative or noncumulative, and, if cumulative, the date or dates from which such dividends shall accumulate;
(vii)   the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution, or winding up of, or upon any distribution of the assets of, the Corporation;
(viii)   whether the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series, of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolutions; and
(ix)   such other powers, privileges, preferences, rights, qualifications, limitations, and restrictions with respect to any class or series as the Board may deem advisable.
(b)   The shares of each class or series of Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects.
SECTION 6.03   Common Stock.
(a)   Except as may otherwise be provided in this Certificate of Incorporation (this “Certificate”), each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any class or series thereof. Except as may otherwise be provided in this Certificate, in a Preferred Stock Designation, or by applicable law, (i) the holders of shares of Common Stock shall be entitled to one vote for each such share upon all matters presented to the stockholders and have the exclusive right to vote for the election of directors and for all other purposes and (ii) the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question, the “Bylaws”) and applicable law on all matters put to a vote of the stockholders of the Corporation. Except as otherwise required in this Certificate or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).
(b)   Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.
(c)   Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any class or series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock of the Corporation, or other property), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor.
(d)   In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any class or series thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A dissolution, liquidation, or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.
(e)   The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the then-outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either Common Stock or Preferred Stock voting separately as a class shall be required therefor.
(f)   No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class or series, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in a Preferred Stock Designation.
ARTICLE VII
SECTION 7.01   Number, Election, and Vacancies of the Board.   The business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board shall be fixed from time to time in the manner provided in the Bylaws. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot. There shall be no cumulative voting in the election of directors. Each director is to hold office until his or her successor shall have been duly elected and qualified or, if earlier, such director’s death, disability, resignation, disqualification, or removal. Subject to applicable law, the rights of the holders of any class or series of Preferred Stock specified in the related Preferred Stock Designation and any stockholders agreement as in effect at the time in question, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification, or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor, unless otherwise determined by the Board. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.
SECTION 7.02   Removal.   Except for such additional directors, if any, as are elected by the holders of any class or series of Preferred Stock as provided for or fixed pursuant to the provisions hereof (including any Preferred Stock Designation), any director, or the entire Board, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote thereon.
ARTICLE VIII
SECTION 8.01   Stockholder Action.   Subject to the rights of holders of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.
ARTICLE IX
SECTION 9.01   Special Meetings.   Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the Board. Subject to the rights of holders of any class or series of Preferred Stock and the preceding proviso, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation.

ARTICLE X
SECTION 10.01   Amendment of Bylaws.   In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend, or repeal the Bylaws without any action on the part of the stockholders of the Corporation. Notwithstanding the preceding sentence, any bylaw, and any powers thereby conferred, may be amended, altered, or repealed by the stockholders of the Corporation by the affirmative vote of at least a majority of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.
ARTICLE XI
SECTION 11.01   No Personal Liability.   No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director.
SECTION 11.02   Indemnification.   The Corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he/she, his/her testator, or intestate is or was a director, officer, employee, agent, or trustee of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee, agent, or trustee at the request of the Corporation or any predecessor to the Corporation.
SECTION 11.03   Amendment, Repeal, or Modification.   Any amendment, repeal, or modification of this Article IX shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal, or modification.
ARTICLE XII
SECTION 12.01   Amendment of Certificate.   The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate or Bylaws, from time to time, to amend this Certificate or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate or any amendment hereof are subject to such right of the Corporation.
SECTION 12.02   Vote Required.   Notwithstanding any other provision of this Certificate or the Bylaws (and in addition to any other vote that may be required by applicable law, this Certificate or the Bylaws, the affirmative vote of at least a majority of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, or repeal any provision of this Certificate.
ARTICLE XIII
SECTION 13.01   Forum for Adjudication of Disputes.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee, agent, or trustee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL, this Certificate or the Corporation’s Bylaws, or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws of the United States. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
ARTICLE XIV
SECTION 14.01   Certain Definitions.   For purposes of this Article XII, the term:
(a)   the “Sponsor-Affiliates” means the Riverstone Echo Funds and each of their respective Affiliates.
(b)   the “Riverstone Echo Funds” means, collectively, Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P.
(c)   “Affiliates” means any principal, member, director, partner, manager, shareholder, subsidiary, officer, employee, or other representative of any person that, directly or indirectly, is controlled by such person, controls such person, or is under common control with such person (with respect to the Sponsor-Affiliates, other than the Corporation and any entity controlled by the Corporation) or any person that, directly or indirectly, is controlled by such person, controls such person, or is under common control with such person.
SECTION 14.02   Certain Activities.   In anticipation of the benefits to be derived by the Corporation through its continued contractual, corporate and business relationships with the Sponsor-Affiliates and in anticipation and recognition that (i) certain directors, principals, officers, employees, and/or other representatives of the Sponsor-Affiliates may serve as directors or officers of the Corporation, (ii) the Sponsor-Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article XII are set forth to define the circumstances in which any duties of the Non-Employee Directors and the Sponsor-Affiliates to the Corporation or its stockholders would not be breached even if certain classes or categories of business opportunities are alleged to have been usurped by one or more of the Sponsor-Affiliates, the Non-Employee Directors, or their respective Affiliates.
SECTION 14.03   Certain Transactions.   None of (i) any Sponsor-Affiliate or (ii) any Non-Employee Director or his or her Affiliates (any such person identified in clause (i) or (ii), an “Identified Person”) shall be in breach of any duty to the Corporation or its stockholders for directly or indirectly (A) engaging in a corporate opportunity in the same or similar business activities or lines of business in which the Corporation or any of the Affiliated persons has a reasonable expectancy interest or property right or (B) otherwise competing with the Corporation. For the avoidance of doubt, subject to the Corporation’s insider trading policies, to the extent that any purchase, sale, or other transaction by any Identified Person involving any securities or indebtedness of the Corporation or any of its Affiliates (or involving any hedge, swap, derivative, or other instrument relating to or in respect of any of the foregoing securities or indebtedness) may be deemed to be a corporate opportunity or to be in competition with the Corporation, the Identified Persons shall be fully protected by the foregoing provisions of this Article XII in pursuing such purchase, sale, or other transaction or in taking any other action in respect of or affecting such securities, indebtedness, or other instrument. The Corporation hereby renounces any reasonable expectancy interest or property right in any business opportunity which may be a corporate opportunity for both an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 12.4 of this Article XII. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, himself or herself and the Corporation or any of its Affiliates, such Identified Person would not be in breach of any applicable duty to the Corporation or its stockholders for failing to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates. To the fullest extent permitted by law, no Identified Person can be held personally liable to the Corporation or its stockholders or creditors for any damages as a result of engaging in any of activities permitted pursuant to this Section 12.3 or which are stated in this Section 12.3 to constitute a breach of its, his or her duties to the Corporation or its stockholders if engaged in by such Identified Person.
SECTION 14.04   Usurping Certain Corporate Opportunities Are Breaches of Duty to the Corporation or its Stockholders.   The Corporation does not renounce its expectancy interest or property right in, and the provisions of Section 12.3 of this Article XII shall not apply to, any corporate opportunity that is (i) presented to any Non-Employee Director solely in such capacity and with respect to which no Sponsor-Affiliate of such Non-Employee Director independently receives notice or otherwise identifies such corporate opportunity, or (ii) is identified by any Non-Employee Director solely through disclosure by or on behalf of the Corporation.
SECTION 14.05   Exclusion.   In addition to and without limiting the foregoing provisions of this Article XII, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if the Corporation is not financially capable or contractually permitted or legally able to undertake it, or such opportunity is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or such opportunity is one in which the Corporation has no reasonable expectancy interest or property right.
SECTION 14.06   Amendment of this Article.   Any amendment, repeal, or modification of this Article XII shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal, or modification.
ARTICLE XV
SECTION 15.01   Severability.   If any provision of this Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Certificate, and the court will replace such illegal, void, or unenforceable provision of this Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business, and other purposes of the illegal, void, or unenforceable provision. The balance of this Certificate shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this             day of           , 2021.
Enviva Inc.
By:

Name:
Title:

ANNEX B
FORM OF BYLAWS OF
ENVIVA INC.
Incorporated under the Laws of the State of Delaware

ARTICLE I
OFFICES AND RECORDS
Section 1.1.   Registered Office.   The registered office and agent of Enviva Inc. (the “Corporation”) in the State of Delaware shall be fixed in the Certificate of Incorporation of the Corporation, as it may be amended from time to time, including by any preferred stock designation (the “Certificate of Incorporation”). The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.
Section 1.2.   Other Offices.   The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may from time to time require.
Section 1.3.   Books and Records.   The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board.
ARTICLE II
STOCKHOLDERS
Section 2.1.   Annual Meeting.   If required by applicable law, an annual meeting of stockholders of the Corporation shall be held at such date, time, and place, if any, either within or without the State of Delaware, as may be fixed by resolution of the Board. Any proper business may be transacted at the annual meeting. The Board may postpone, reschedule, or cancel any annual meeting of stockholders previously scheduled by the Board.
Section 2.2.   Special Meetings.   Except as otherwise required by law and subject to the rights of the holders of any class or series of preferred stock of the Corporation (“Preferred Stock”), special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Board. Subject to the rights of holders of any class or series of Preferred Stock and the preceding proviso, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation. The Board may postpone, reschedule, or cancel any special meeting of stockholders previously scheduled by the Board.
Section 2.3.   Record Date.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be greater than 60 nor fewer than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be greater than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(c)   Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by applicable law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
Section 2.4.   Stockholder List.   The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is fewer than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date), arranged in alphabetical order for each class or series of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the stockholder list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.4 or to vote in person or by proxy at any meeting of stockholders.
Section 2.5.   Place of Meeting.   The Board, the Chairman of the Board, or the Chief Executive Officer, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of stockholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the Delaware General Corporation Law (the “DGCL”) and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders shall not be held at any place but shall be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.
Section 2.6.   Notice of Meeting.   Written or printed notice, stating the place, if any, day, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten days nor greater than 60 days before the date of the meeting, in a manner pursuant to Section 7.7 of these Bylaws, to each stockholder of record entitled to vote at such meeting. The notice shall specify (a) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), (b) the place, if any, date, and time of such meeting, (c) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, (d) in the case of a special meeting, the purpose or purposes for which such meeting is called, and (e) such other information as may be required by applicable law or as may be deemed appropriate by the Board, the Chairman of the Board, the Chief Executive Officer, or the Secretary of the Corporation. If the stockholder list referred to in Section 2.4 of these Bylaws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed. If the meeting of stockholders is to be held solely by means of electronic communications, the notice of meeting must provide the information required to access such stockholder list during the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his/her address as it appears on the stock transfer books of the Corporation. The Corporation may provide stockholders with notice of a meeting by electronic transmission provided such stockholders have consented to receiving electronic notice in accordance with the DGCL. Such further notice shall be given as may be required by applicable law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting. An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary, or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the DGCL. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 7.4 of these Bylaws.
Section 2.7.   Quorum and Adjournment of Meetings.
(a)   Except as otherwise provided by applicable law or by the Certificate of Incorporation, the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority in voting power of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. For the avoidance of doubt, abstentions (that are marked as such) and broker non-votes shall be treated as present for purposes of determining the presence or absence of quorum. Only the person presiding over the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
(b)   Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for greater than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.
Section 2.8.   Proxies.   At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the DGCL) by the stockholder or by his/her duly authorized attorney-in-fact. Any copy, facsimile or electronic transmission, or other reliable reproduction of the writing or transmission created pursuant to this Section 2.8 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile or electronic transmission, or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and such irrevocability is permitted by applicable law. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.
Section 2.9.   Notice of Stockholder Business and Nominations.
(a)   Annual Meetings of Stockholders.
(i)   Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof, subject to the obligations of the Corporation set forth in any stockholders agreement between the Corporation and any stockholder that may be in effect from time to time (as amended or supplemented in accordance with their terms, the “Stockholders Agreement”), or (C) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (2) is entitled to vote at the meeting, and (3) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law as to such business or nomination. For the avoidance of doubt, Section 2.9(a)(i)(C) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act, and included in the Corporation’s proxy statement pursuant thereto) before an annual meeting of stockholders.
(ii)   For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(a)(i)(C) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and in the case of business other than nominations, such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary of the Corporation by registered mail at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (which anniversary, in the case of the first annual meeting of stockholders following the closing of the transaction by which the Corporation converted from a limited partnership into a corporation under the laws of the state of Delaware (the “Conversion”), shall be deemed to be                 ); provided, however, that in the event that the date of the annual meeting is greater than 30 days before or greater than 60 days after such anniversary date, or if no annual meeting was held in the preceding year (other than with respect to the Corporation’s first annual meeting of stockholders following the closing of the Conversion, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment, postponement, or recess of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice in this Section 2.9(a)(ii). To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.9(a)(ii) or Section 2.9(b) of these Bylaws) to the Secretary of the Corporation must:
(A)   set forth, as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), (1) the name and address of such stockholder or Stockholder Associated Person, as they appear on the Corporation’s books, and of such Stockholder Associated Person, if any, (2) (I) the class or series and number of shares of stock or other securities of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder or Stockholder Associated Person as of the date of the notice, (II) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder or Stockholder Associated Person, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation held by such stockholder or Stockholder Associated Person, in each case, as of the date of the notice, (III) a description of any agreement, proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of any security of the Corporation or among such stockholder, Stockholder Associated Person and any other person that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable), (IV) any short interest in any security of the Corporation (for purposes of these Bylaws a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) by such stockholder or Stockholder Associated Person, (V) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (VI) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (VII) any performance-related fees (other than an asset-based fee) that such stockholder or Stockholder Associated Person is entitled to be based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including any such interests held by members of such stockholder’s or Stockholder Associated Person’s immediate family sharing the same household (which information, in each case, shall be supplemented by such stockholder and any Stockholder Associated Person not later than 10 calendar days after the record date for the meeting to disclose such information as of the record date), (3) any other information relating to such stockholder or Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, and (5) a representation as to whether such stockholder or any Stockholder Associated Person intends or is part of a group that intends to (I) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or to elect each such nominee, or (II) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. If requested by the Corporation, the information required under clauses (A)(1) and (A)(2) of the preceding sentence of this Section 2.9(a)(ii) shall be supplemented by such stockholder and any such Stockholder Associated Person not later than five days after the record date for notice of the meeting to disclose such information as of such record date;
(B)   if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest of such stockholder or Stockholder Associated Person, if any, in such business, and (2) a description of all agreements, arrangements, and understandings between such stockholder or Stockholder Associated Person, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;
(C)   set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving a full term as a director if elected), (2) such person’s written consent to serving as a director, if elected, for the full term for which such person is standing for election, and (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among such stockholder or Stockholder Associated Person, and each proposed nominee, and his/her respective affiliates and associates, or others acting in concert therewith, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any Stockholder Associated Person on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and
(D)   with respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation, and agreement required by Section 2.9(a)(iv) of these Bylaws and such other information that the Corporation may reasonably request or that is necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.
(iii)   Notwithstanding anything in the second sentence of Section 2.9(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
(iv)   To be eligible to be a nominee for election or reelection as a director of the Corporation, a proposed nominee must deliver (in accordance with the method, means and time periods prescribed for delivery of notice under Section 2.9(a)(ii) of these Bylaws and applicable law) to the Secretary at the principal executive offices of the Corporation (A) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire the proposed nominee shall request in writing from the Secretary with at least 7 days’ prior notice); (B) a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and shall not become a party to (I) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, shall act or vote in such capacity on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or (II) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not and shall not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and shall comply with all applicable law and all applicable rules of the U.S. exchanges upon which the Common Stock of the Corporation is listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and other guidelines of the Corporation, (4) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, intends to serve a full term if elected as a director of the Corporation, and (5) shall provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or shall be true and correct in all material respects and do not and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (C) a written director agreement (which agreement shall be provided by the Secretary upon written request and shall include such person’s agreement to abide by all policies applicable to directors of the Corporation, including a requirement to preserve and maintain the confidentiality of the Corporation’s material non-public information).
(v)   For purposes of this Section 2.9(a), “Stockholder Associated Person” of any stockholder shall mean (A) any person acting in concert with such stockholder, (B) any other beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary), and (C) if any such stockholder or beneficial owner is an entity, each director, executive, managing member, or control person of such entity, where “control person” includes any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such stockholder or such beneficial owner.
(b)   Special Meetings of Stockholders.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (i) by or at the direction of the Board or any committee thereof, subject to the obligations of the Corporation set forth in the Stockholders Agreement, or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (A) is a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the special meeting, (B) is entitled to vote at the meeting, and (C) complies with the notice procedures and other requirements set forth in these Bylaws. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.9(a)(ii) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation, and agreement required by Section 2.9(a)(iv) of these Bylaws) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is fewer than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment, postponement, or recess of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.
(c)   General.
(i)   Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and the Stockholders Agreement shall be eligible to serve as directors, and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the person presiding over the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. For the avoidance of doubt, unless otherwise required by law or otherwise determined by the Chairman of the Board, the Board or the person presiding over the meeting, if the stockholder does not provide the information required under Section 2.9 of these Bylaws to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded, and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(ii)   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(iii)   Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Sections 2.9(a) or 2.9(b) of these Bylaws or the Stockholders Agreement. Nothing in these Bylaws shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (B) of the holders of any class or series of Preferred Stock if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws, or (C) set forth in the Stockholders Agreement.
(iv)   The Corporation may require any proposed stockholder nominee for director to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.9 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager, or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
Section 2.10.   Conduct of Business.   The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) restrictions on the use of any audio or video recording devices at the meeting; (f) limitations on the time allotted to questions or comments by participants; (g) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (h) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.11.   Required Vote.   Except as otherwise required by law or the Certificate of Incorporation, each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question. Subject to the rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, so long as a quorum is present, the directors shall be elected by a plurality of the votes validly cast in such election. Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited. Except as otherwise provided by applicable law, the rules and regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation, or these Bylaws, in all matters other than the election of directors and certain non-binding advisory votes described below, the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. In non-binding advisory matters with more than two possible vote choices, the matter shall be deemed the recommendation of the stockholders if it has received a plurality of the votes.
Section 2.12.   Treasury Stock.   The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it or any other corporation, if a majority of shares entitled to vote in the election of directors of such corporation is held, directly or indirectly by the Corporation, and such shares shall not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation, to vote stock of the Corporation held in a fiduciary capacity.
Section 2.13.   Inspectors of Elections; Opening and Closing the Polls.   At any stockholder meeting, the Board by resolution may, and when required by applicable law, shall, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including as officers, employees, agents, or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders and the appointment of an inspector is required by applicable law, the person presiding over the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his/her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his/her ability. The inspectors shall have the duties prescribed by applicable law.
Section 2.14.   Stockholder Action by Written Consent.   Subject to the rights of holders of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.
ARTICLE III
BOARD OF DIRECTORS
Section 3.1.   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board elected in accordance with these Bylaws. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. The directors shall act only as a Board, and the individual directors shall have no power as such.
Section 3.2.   Number, Tenure and Qualifications.   Subject to the rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances and the Stockholders Agreement, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board, provided that the number of directors of the Corporation shall not exceed thirteen (13). The election and term of directors shall be as set forth in the Certificate of Incorporation.
Section 3.3.   Regular Meetings.   Subject to Section 3.5 of these Bylaws, regular meetings of the Board shall be held on such dates, and at such times and places, as are determined from time to time by resolution of the Board.
Section 3.4.   Special Meetings.   Special meetings of the Board shall be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board then in office. The person or persons authorized to call special meetings of the Board may fix the place, if any, date, and time of the meetings. Any business may be conducted at a special meeting of the Board.

Section 3.5.   Notice.   Notice of any meeting of directors shall be given to each director at his/her business or residence in writing by hand delivery, first-class or overnight mail, courier service, facsimile or electronic transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 48 hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 48 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 48 hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1 of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 7.4 of these Bylaws.
Section 3.6.   Action by Consent of Board.   Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, including by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware.
Section 3.7.   Conference Telephone Meetings.   Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting, except where such person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
Section 3.8.   Quorum.   Subject to Section 3.9 of these Bylaws, a whole number of directors equal to at least a majority of the Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice unless (a) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 of these Bylaws shall be given to each director, or (b) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (a) shall be given to those directors not present at the announcement of the date, time, and place of the adjourned meeting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
Section 3.9.   Vacancies.   Subject to applicable law, the rights of holders of any class or series of Preferred Stock and the Stockholders Agreement, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled in accordance with the Certificate of Incorporation.
Section 3.10.   Removal.   Except for such additional directors, if any, as are elected by the holders of any class or series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.
Section 3.11.   Chairman of the Board.   The Chairman of the Board shall be chosen by the directors from among the directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board. The Chairman of the Board shall perform all duties incidental to his/her office that may be required by law and all such other duties as are properly required of him/her by the Board. The Chairman of the Board shall make reports to the Board and the stockholders and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as Chief Executive Officer, if so elected by the Board.
Section 3.12.   Records.   The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers, and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
Section 3.13.   Compensation.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses. The Corporation shall cause each non-employee director serving on the Board to be reimbursed for all reasonable out-of-pocket costs and expenses incurred by him/her in connection with such service.
Section 3.14.   Regulations.   To the extent consistent with applicable law, the Certificate of Incorporation, and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.
ARTICLE IV
COMMITTEES
Section 4.1.   Designation; Powers.   The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation, subject to the obligations of the Corporation set forth in the Stockholders Agreement. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.
Section 4.2.   Procedure; Meetings; Quorum.   Any committee designated pursuant to Section 4.1 of these Bylaws shall choose its own chairman by a majority vote of the members then in attendance in the event the chairman has not been selected by the Board, shall keep regular minutes of its proceedings and report the same to the Board when requested, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations, or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter, and each committee may adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter, or other rules and regulations adopted by the Board.
Section 4.3.   Substitution of Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.
ARTICLE V
OFFICERS
Section 5.1.   Officers.   The officers of the Corporation shall be a Chief Executive Officer, a Chief Financial Officer, a President, a Treasurer, a Secretary, and such other officers as the Board from time to time may deem proper. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof. The Board or any committee thereof may from time to time elect, or the Chief Executive Officer may appoint, such other officers (including one or more Vice Presidents, Assistant Secretaries, and Assistant

Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee thereof or by the Chief Executive Officer, as the case may be.
Section 5.2.   Election and Term of Office.   The officers of the Corporation shall be elected or appointed from time to time by the Board. Each officer shall hold office until such officer’s successor shall have been duly elected or appointed and shall have qualified or until such officer’s death or until such officer shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board or, except in the case of an officer or agent elected by the Board, by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his/her successor or his/her death, resignation, or removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.
Section 5.3.   Chief Executive Officer.   The Chief Executive Officer shall act as the general manager and, subject to the control of the Board, to have general supervision, direction, and control of the business and affairs of the Corporation. If the Chief Executive Officer is also a member of the Board, the Chief Executive Officer shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board. The Chief Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts, and all other documents and instruments in connection with the business of the Corporation.
Section 5.4.   Chief Financial Officer.   The Chief Financial Officer shall act in an executive financial capacity. The Chief Financial Officer shall assist the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs.
Section 5.5.   President.   The President, if any, shall have such powers and shall perform such duties as shall be assigned to him/her by the Board.
Section 5.6.   Senior Vice Presidents and Vice Presidents.   Each Senior Vice President and Vice President, if any, shall have such powers and shall perform such duties as shall be assigned to him/her by the Board.
Section 5.7.   Treasurer.   The Treasurer, if any, shall exercise general supervision over the receipt, custody, and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board. The Treasurer shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him/her from time to time by the Board, the Chairman of the Board, or the Chief Executive Officer.
Section 5.8.   Secretary.   The Secretary shall (a) keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders, (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law, (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile or electronic transmission, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal, (d) see that the books, reports, statements, certificates, and other documents and records required by law to be kept and filed are properly kept and filed, and in general, (e) perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Board, the Chairman of the Board, or the Chief Executive Officer.
Section 5.9.   Vacancies.   A newly created elected office and a vacancy in any elected office because of death, resignation, or removal may be filled by the Board or any committee thereof for the unexpired portion of the term at any meeting of the Board or any committee thereof. Any vacancy in an office appointed by the Chairman of the Board or the Chief Executive Officer because of death, resignation, or removal may be filled by the Chairman of the Board or the Chief Executive Officer.
Section 5.10.   Action with Respect to Securities of Other Corporations.   Unless otherwise directed by the Board, the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation or entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
Section 6.1.   Uncertificated Shares and Transfers.   The shares of the Corporation shall be uncertificated, provided that (a) the Corporation shall be permitted to issue a nominal number of certificates to securities depositories and (b) the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be represented by certificates. The shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third party registrar or transfer agent, by the holder thereof in person or by his/her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form.
Each certificated share of stock shall be signed, countersigned, and registered in such manner as the Board may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile or electronic transmission. In case any officer, transfer agent, or registrar who has signed or whose facsimile or electronic signature has been placed upon a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Section 6.2.   Lost, Stolen or Destroyed Certificates.   If at any time shares of the Corporation’s stock are represented by certificates, no certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen, except on production of such evidence of such loss, destruction, or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his/her discretion require.
Section 6.3.   Ownership of Shares.   The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
Section 6.4.   Regulations Regarding Certificates.   If at any time shares of the Corporation’s stock are represented by certificates, the Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of such certificates. The Corporation may enter into additional agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the DGCL.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1.   Fiscal Year.   The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year unless otherwise determined by the Board.
Section 7.2.   Dividends.   Except as otherwise provided by law or the Certificate of Incorporation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in cash, stock of the Corporation, or other property. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports, or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities, or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.
Section 7.3.   Seal.   The seal of the Corporation shall be in such form as the Board may adopt.
Section 7.4.   Waiver of Notice.   Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders or the Board or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.5.   Resignations.   Any director or any officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary, or at such earlier or later time as is specified therein. No formal action shall be required of the Board or the stockholders to make any such resignation effective.
Section 7.6.   Indemnification and Advancement of Expenses.
(a)   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding”) by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, trustee, or agent of another corporation or of a partnership, joint venture, trust, other enterprise, or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, trustee, or agent, or in any other capacity while serving as a director, officer, employee, trustee, or agent, against all liability, loss, and reasonable expenses (including, without limitation, reasonable attorneys’ fees, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred or suffered by such Covered Person in connection with such proceeding.
(b)   The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the reasonable expenses (including reasonable attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal that the Covered Person is not entitled to be indemnified under this Section 7.6 or otherwise.
(c)   The rights to indemnification and advancement of expenses under this Section 7.6 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, employee, trustee, or agent and shall inure to the benefit of his/her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.6, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
(d)   If a claim for indemnification under this Section 7.6 (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.6 is not paid in full within thirty days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.6 or otherwise shall be on the Corporation.
(e)   The rights conferred on any Covered Person by this Section 7.6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, any provision of the Certificate of Incorporation, these Bylaws, any agreement or vote of stockholders or disinterested directors, or otherwise.
(f)   This Section 7.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
(g)   Any Covered Person entitled to indemnification and/or advancement of expenses, in each case pursuant to this Section 7.6, may have certain rights to indemnification, advancement and/or insurance provided by one or more persons with whom or which such Covered Person may be associated. Further, (i) the Corporation shall be the indemnitor of first resort with respect to any proceeding, expense, liability or matter that is the subject of this Section 7.6, (ii) the Corporation shall be primarily liable for all such obligations and any indemnification afforded to a Covered Person in respect of a proceeding, expense, liability or matter that is the subject of this Section 7.6, whether created by law, organizational, or constituent documents, contract or otherwise, (iii) any obligation of any persons with whom or which a Covered Person may be associated to indemnify such Covered Person and/or advance expenses or liabilities to such Covered Person in respect of any proceeding shall be secondary to the obligations of the Corporation pursuant to this Section 7.6, (iv) the Corporation shall indemnify each Covered Person and advance expenses to each Covered Person hereunder to the fullest extent provided herein without regard to any rights such Covered Person may have against any other person with whom or which such Covered Person may be associated or insurer of any such person, and (v) the Corporation irrevocably waives, relinquishes and releases any other person with whom or which a Covered Person may be associated from any claim of contribution, subrogation, or any other recovery of any kind in respect of amounts paid by the Corporation hereunder.
Section 7.7.   Notices.   Except as otherwise specifically provided herein or required by applicable law, all notices required to be given to any stockholder, director, officer, employee, trustee, or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the DGCL. Any such notice shall be addressed to such stockholder, director, officer, employee, trustee, or agent at his/her last known address as the same appears on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (a) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; (d) if by any other form of electronic transmission, when directed to the stockholder; and (e) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 7.8.   Facsimile and Electronic Signatures.   In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.
Section 7.9.   Time Periods.   In applying any provision of these Bylaws that require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
Section 7.10.   Reliance Upon Books, Reports and Records.   Each director, each member of any committee designated by the Board, and each officer of the Corporation shall, in the performance of his/her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports, or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 7.11.   Severability.   Whenever possible, each provision or portion of any provision of these Bylaws shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of these Bylaws is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such provision or portion of any provision shall be severable and the invalidity, illegality, or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and these Bylaws shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision or portion of any provision had never been contained herein.
Section 7.12.   Forum for Adjudication of Disputes.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee, trustee, or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL, the Certificate of Incorporation, or these Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws of the United States. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.12.
ARTICLE VIII
AMENDMENTS
Section 8.1.   Amendments.   Subject to the provisions of the Certificate of Incorporation, these Bylaws may be amended, altered, or repealed (a) by the Board by resolution adopted by a majority of the directors present at any special or regular meeting of the Board at which a quorum is present if, in the case of such special meeting only, notice of such amendment, alteration, or repeal is contained in the notice or waiver of notice of such meeting or (b) by the stockholders at any regular or special meeting of stockholders upon the affirmative vote of at least a majority of the voting power of the shares of the Corporation entitled to vote thereon if, in the case of such special meeting only, notice of such amendment, alteration, or repeal is contained in the notice or waiver of notice of such meeting. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

Notwithstanding the foregoing, no amendment, alteration, or repeal of Section 7.6 of these Bylaws shall adversely affect any right or protection existing under these Bylaws immediately prior to such amendment, alteration, or repeal, including any right or protection of a present or former director, officer, or employee thereunder in respect of any act or omission occurring prior to the time of such amendment.
Date of Adoption:                 , 2021

PRELIMINARY FORM OF PROXY CARD – SUBJECT TO COMPLETIONEVERY VOTE IS IMPORTANTEASY VOTING OPTIONS:VOTE ON THE INTERNETLog on to:or scan the OR codeFollow the on-screen instructionsavailable 24 hours VOTE BY PHONECall Follow the recorded instructionsavailable 24 hours VOTE BY MAILVote, sign and date this ProxyCard and return in thepostage-paid envelopePlease detach at perforation before mailing.ENVIVA PARTNERS, LP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Enviva Partners, LP. The undersigned holder of Common Units of Enviva Partners, LP, revoking all proxies heretofore given, hereby appoints _____ and _____, with the full power of substitution, to represent and to vote, as designated on the reverse side, all the Common Units of the undersigned held of record on _____, at the Special Meeting of Unitholders on _____ at _____ a.m., eastern time, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special meeting of Unitholders and the accompanying proxy Statement.This proxy when properly executed will be voted in the manner directed on the reverse side. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. The votes entitled to be case by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.VOTE VIA THE INTERNET: VOTE VIA THE TELEPHONE: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY VOTE IS IMPORTANTImportant Notice Regarding the Availability of Proxy Materials for theENVIVA PARTNERS, LP Special Meeting of Unitholders to Be Held on, 2021 The Proxy Statement and Proxy Card for this meeting are available at: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARDPlease detach at perforation before mailing.TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1 AND 2:1.To consider and vote upon a proposal to approve a Plan of Conversion (the “Plan of Conversion"), a copy of which is attached as Annex A to the accompanying proxy statement, that provides for and sets forth matters related to the conversion of Enviva Partners, LP from a Delaware limited partnership to a Delaware corporation named “Enviva Inc.” (the “Corporation"), and other transactions contemplated hereby (collectively, be “Conversion"), including the filing of a Certificate of Conversion and the Certificate of Incorporation of the Corporation with be Secretary of Slate of the Stale of Delaware (the "Plan of Conversion Proposal”).FORAGAINSTABSTAIN2. To consider and vote upon a proposal to approve a proposal to adjourn the special meeting to a later date to solicit additional proxies in the event there are insufficient votes in favor of the Plan of Conversion.FORAGAINSTABSTAIN B Authorized Signatures— This section must be completed for your vote to be counted.—Sign and Date BelowNote:Please sign exactly as your name(s) appear(s) on this Proxy Card and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Date (mm/dd/yyyy) – Please print date belowSignature 1 – Please keep signature within the boxSignature 2 – Please keep signature within the boxScanner bar code